Registration No. 333-42567

    As filed with the Securities and Exchange Commission on April 21, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-6
                         POST-EFFECTIVE AMENDMENT NO. 2
                        TO REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
       OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R
                             (Exact Name of Trust)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)
                              2727-A Allen Parkway
                           Houston, Texas 77019-2191
         (Complete Address of Depositor's Principal Executive Offices)

                             Pauletta P. Cohn, Esq.
                    Associate General Counsel and Secretary
                        American General Life Companies
                               2727 Allen Parkway
                           Houston, Texas 77019-2191
                (Name and Complete Address of Agent for Service)

               Title and Amount of Securities Being Registered:
                 An Indefinite Amount of Units of Interest in
                    American General Life Insurance Company
                             Separate Account VL-R
                    Under Variable Life Insurance Policies

Amount of Filing Fee:  None required.

It is proposed that this filing will become effective on April 30, 1999 pursuant to paragraph (b) of Rule 485.


This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant elects to be governed by Rule 63-e(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the Variable Life Insurance Policies described in the Prospectus.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
RECONCILIATION AND TIE BETWEEN ITEMS IN FORM
N-8B-2 AND THE PROSPECTUS
(PURSUANT TO INSTRUCTION 4 OF FORM S-6)

ITEM NO. OF FORM N-8B-2*                                      CAPTION IN PROSPECTUS

1                                        Additional Information:  Separate Account VL-R.

2                                        Additional Information:  AGL.

3                                        Inapplicable.**

4                                        Additional Information:  Distribution of Policies.

5, 6                                     Additional Information:  Separate Account VL-R.

7                                        Inapplicable.**

8                                        Inapplicable.**

9                                        Additional information:  Legal Matters.

10(a)                                    Additional Information: Your Beneficiary, Assigning Your
                                         Policy.

10(b)                                    Basic Questions You May Have:  How will the value of my
                                         investment in a Policy change over time?

10(c), 10(d)                             Basic Questions You May Have:  How can I change my Policy's insurance coverage?  How can I access my investment in a
                                         Policy?  Can I choose the form in which AGL pays out any
                                         proceeds from my Policy?

10(e)                                    Basic Questions You May Have:  Must I invest any minimum
                                         amount in a Policy?

10(f)                                    Additional Information:  Voting Privileges.

10(g)(1), 10(g)(4), 10(h)(3), 10(h)(2)   Basic Questions You May Have:  To what extent will AGL vary the terms and conditions of the Policies in particular cases?
                                         Additional Information:  Voting Privileges; Additional Rights
                                         That We Have.




10(g)(3), 10(g)(4), 10(h)(3), 10(h)(4)   Inapplicable.**

10(i)                                    Additional information:  Separate Account VL-R; Tax Effects.

11                                       Basic Questions You May Have:  How will the value of my
                                         investments change over time?

12(a)                                    Additional Information:  Separate Account VL-R; Front Cover.

12(b)                                    Inapplicable.**

12(c), 12(d)                             Inapplicable.**

12(e)                                    Inapplicable, because the Separate Account has not yet
                                         commenced operations.

13(a)                                    Basic Questions You May Have:  What charges will AGL deduct from my investment in a Policy?  What charges and expenses will the mutual Funds deduct from the amount I invest through my Policy?  Additional Information:  More About Policy Charges.

13(b)                                    Illustrations of Hypothetical Policy Benefits.

13(c)                                    Inapplicable.**

13(d)                                    Basic Questions You May Have:  To what extent will AGL vary the terms and conditions of the Policies in particular cases?

13(e), 13(f)                             None.

14                                       Basic Questions You May Have:  How can I invest money in a
                                         Policy?

15                                       Basic Questions You May Have:  How can I invest money in a
                                         Policy?  How do I communicate with AGL?

16                                       Basic Questions You May Have:  How will the value of my
                                         investment in a Policy change over time?  Additional
                                         Information:  Separate Account VL-R.

17(a), 17(b)                             Captions referenced under Items 10(c), 10(d), and 10(e).

17(c)                                    Inapplicable.**



18(a)                                    Captions referred to under Item 16.

18(b), 18(d)                             Inapplicable.**

18(c)                                    Additional Information:  Separate Account VL-R.

19                                       Additional Information:  Separate Account VL-R; Our Reports to
                                         Policy Owners.

20(a)                                    Captions referenced under Items 10(g)(1), 10(g)(2), 10(h)(1), and 10(h)(2).

20(a), 20(b), 20(c), 20(d)               Inapplicable.**
20(e), 20(f)

21(a), 21(b)                             Basic Questions You May Have:  How can I access my investment in a Policy?  Additional Information:  Payment of Policy
                                         Proceeds.

21(c)                                    Inapplicable.**

22                                       Additional Information:  Payment of Policy Proceeds--Delay to
                                         Challenge Coverage.

23                                       Inapplicable.**

24                                       Additional Information: Additional Rights That We Have

25                                       Additional Information:  American General Life Insurance
                                         Company.

26                                       Inapplicable, because the Separate Account has not yet
                                         commenced operations.

27                                       Additional Information:  American General Life Insurance
                                         Company.

28                                       Additional Information:  AGL's Management.

29                                       Additional Information:  AGL.

30, 31, 32, 33, 34                       Inapplicable, because the Separate Account has not yet
                                         commenced operations.



35                                       Inapplicable.**

36                                       Inapplicable.**

37                                       None.

38, 39                                   Additional Information:  Distribution of the Policies.

40                                       Inapplicable, because the Separate Account has not yet
                                         commenced operations.

41(a)                                    Additional Information:  Distribution of the Policies.

41(b), 41(c)                             Inapplicable.**

42, 43                                   Inapplicable, because the Separate Account has not yet
                                         commenced operations or issued any securities.

44(a)(1), 44(a)(2),                      Basic Questions You May Have:  How will the value of my
44(a)(3)                                 investment in a Policy change over time?


44(a)(4)                                 Additional Information:  Tax Effects--Our Taxes.

44(a)(5), 44(a)(6)                       Basic Questions You May Have:  What charges will AGL deduct from my investment in a Policy?

44(b)                                    Inapplicable.**

44(c)                                    Caption referenced in 13(d) above.

45                                       Inapplicable, because the Separate Account has not yet
                                         commenced operations.

46(a)                                    Captions referenced in 44(a) above.

46(b)                                    Inapplicable.**

47, 48, 49                               None.

50                                       Inapplicable.

51                                       Inapplicable.

52(a), 52(c)                             Basic Questions You May Have:  To what extent will AGL vary the terms and conditions of the Policies in particular
                                         cases? Additional Information:  Additional Rights That We Have

52(b), 52(d)                             None.

53(a)                                    Additional Information:  Tax Effects--Our Taxes.

53(b), 54                                Inapplicable.

55                                       Illustrations of Hypothetical Policy Benefits.

56-59                                    Inapplicable.**

* Registrant includes this Reconciliation and Tie in its Registration Statement in compliance with Instruction 4 as to the Prospectus as set out in Form S-6. Separate Account VL-R has, simultaneously herewith, filed a notice of registration as an investment company on Form N-8A under the Investment Company Act of 1940, and it is filing a Form N-8B-2 Registration Statement at or about the time this amended Registration Statement is filed. Pursuant to Sections 8 and 30(b)(1) of the Investment Company Act of 1940, Rule 30a-1 under the Act, and Forms N-8B-2 and N-SAR under that Act, the Account will keep its Form N-8B-2 Registration Statement current through the filing of periodic reports required by the Securities and Exchange Commission.

** Not required pursuant to either Instruction 1(a) as to the Prospectus as set out in Form S-6 or the administrative practice of the Commission and its staff of adapting the disclosure requirements of the Commission's registration statement forms in recognition of the differences between variable life insurance policies and other periodic payment plan certificates issued by investment companies and between separate accounts organized as management companies and unit investment trusts.

                        PLATINUM INVESTOR I(SM) AND
                          PLATINUM INVESTOR II(SM)

  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (THE "POLICIES") ISSUED BY
                AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")

        HOME OFFICE:                                        SPRINGFIELD SERVICE CENTER:
(Express Delivery)           (US Mail)                      (Express Delivery)                      (US Mail)
2727-A Allen Parkway         Variable Universal Life        #1 Franklin Square                      Variable Universal Life
Houston, Texas 77019-2191    Administration                 Springfield, Illinois 62713-0001        Administration
PHONE:  1-888-325-9315       P.O. Box 4880                  PHONE:  1-888-325-9315                  P.O. Box 19520
 or     1-713-831-3443       Houston, Texas  77210-4880       or    1-800-528-2011                  Springfield, Illinois 62794-9520
FAX:    1-713-620-3371                                      FAX:    1-217-528-2404


The Home Office provides service to applicants and Policy owners whose AGL representative is associated with any broker-dealer except Franklin Financial Services Corporation ("FFSC"). The Springfield Service Center services the needs of applicants and Policy owners whose AGL representative is associated with the FFSC broker-dealer. Your AGL representative will tell you if you should use the Home Office or Springfield Service Center addresses. All premium payments, requests, directions and other communications should be directed to the appropriate location. See "How do I communicate with AGL?" on page 21.
Also see "Services Agreements" on page 51. This booklet is called the "prospectus."


Investment options. The AGL declared fixed interest account is the fixed investment option for these Policies. You can also use AGL's Separate Account VL-R ("Separate Account") to invest in the following variable investment options. You may change your selections from time to time:


------------------------------------------------------------------------------------------------------------------------------------

AIM VARIABLE INSURANCE FUNDS, INC.          AMERICAN GENERAL SERIES          DREYFUS VARIABLE            MFS VARIABLE INSURANCE
 . AIM V.I. International                    PORTFOLIO COMPANY                INVESTMENT FUND             TRUST
  Equity Fund                               . International Equities         . Quality Bond Portfolio    . MFS Emerging Growth
 . AIM V.I. Value Fund                         Fund/1/                        . Small Cap Portfolio         Series
                                            . MidCap Index Fund/1,2/
                                            . Money Market Fund/1/
                                            . Stock Index Fund/1,2/

A I M Advisors, Inc.*                     /1/ The Variable Annuity Life      The Dreyfus Corporation*    Massachusetts Financial
                                              Insurance Company*                                         Services Company*
                                          /2/ Bankers Trust Company+
------------------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER UNIVERSAL        PUTNAM VARIABLE TRUST            SAFECO RESOURCE             VAN KAMPEN LIFE
 FUNDS, INC.                                . Putnam VT Diversified          SERIES TRUST                INVESTMENT TRUST
 . Equity Growth Portfolio/1/                  Income Fund                    . Equity Portfolio          . Strategic Stock Portfolio
 . High Yield Portfolio/2/                   . Putnam VT Growth               . Growth Portfolio
                                              and Income Fund
                                            . Putnam VT International
                                              Growth and Income Fund
/1/Morgan Stanley Dean Witter Investment
 Management Inc.*                             Putnam Investment               SAFECO Asset Management    Van Kampen Asset
/2/Miller Anderson & Sherrerd, LLP*           Management, Inc.*               Company*                   Management Inc.*
------------------------------------------------------------------------------------------------------------------------------------

* The Investment Adviser of the investment option
+ The Investment Sub-Adviser of the investment option

     SEPARATE PROSPECTUSES CONTAIN MORE INFORMATION ABOUT THE MUTUAL FUNDS ("FUNDS" OR "MUTUAL FUNDS") IN WHICH WE INVEST THE AMOUNTS THAT YOU ALLOCATE TO ANY OF THE ABOVE-LISTED INVESTMENT OPTIONS (OTHER THAN OUR DECLARED FIXED INTEREST ACCOUNT OPTION). THE FORMAL NAME OF EACH SUCH FUND IS SET FORTH IN THE CHART THAT APPEARS ON PAGE 1. YOUR INVESTMENT RESULTS IN ANY SUCH OPTION WILL DEPEND ON THOSE OF THE RELATED FUND. YOU SHOULD BE SURE YOU ALSO READ THE PROSPECTUS OF THE MUTUAL FUND FOR ANY SUCH INVESTMENT OPTION YOU MAY BE INTERESTED IN. YOU CAN REQUEST FREE COPIES OF ANY OR ALL OF THE MUTUAL FUND PROSPECTUSES FROM YOUR AGL REPRESENTATIVE OR FROM US AT EITHER OUR HOME OFFICE OR SPRINGFIELD SERVICE CENTER LISTED ABOVE.

     Other choices you have.  During the insured person's lifetime, you can also
(1) change the amount of insurance, (2) borrow or withdraw amounts you have in our investment options, (3) choose, within limits, when and how much you invest, and (4) choose whether the amounts you have in our investment options will, upon the insured person's death, be added to the insurance proceeds we otherwise will pay to the beneficiary.

     Charges and expenses. We deduct charges and expenses from the amounts you invest. These are described beginning on page 8.

     Right to return. If for any reason you are not satisfied with your Policy, you may return it to us for a full refund. (In some states, we will adjust this amount for any investment performance you have earned.) To exercise your right to return your Policy, you must mail it directly to the Home Office or Springfield Service Center address shown on the first page of this prospectus or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the above-listed investment options as you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market option and allocated to your chosen investment options at the same time as your initial premium.

     We have designed this prospectus to provide you with information that you should have before investing in the Policies Please read the prospectus carefully and keep it for future reference.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

     THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

                    THIS PROSPECTUS IS DATED APRIL 30, 1999.

                            GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you purchase a Platinum Investor(SM) variable life policy ("Policy") or exercise any of your rights or privileges under a Policy.

     This prospectus describes two versions of the Platinum Investor Policies: the Platinum Investor I and the Platinum Investor II Policies. Your AGL representative can advise you which version of the Policy he or she offers or whether he or she offers both. You cannot change to a different version once your coverage takes effect. The Platinum Investor I and Platinum Investor II Policies are identical, except for the differences that are discussed beginning on page 13 of this prospectus.

     Basic Information. Here are the page numbers in this prospectus where you may find answers to most of your questions:

                                                                                 PAGES TO SEE
                       BASIC QUESTIONS YOU MAY HAVE                           IN THIS PROSPECTUS
---------------------------------------------------------------------------   ------------------
 .  What are the Policies?                                                                  1 - 2

 .  How can I invest money in a Policy?                                                     5 - 6

 .  How will the value of my investment in a Policy change over time?                       6 - 7

 .  What is the basic amount of insurance ("death benefit") that AGL pays
   when the insured person dies?                                                           7 - 8

 .  What charges will AGL deduct from my investment in a Policy?                           8 - 10

 .  What charges and expenses will the Mutual Funds deduct from
   amounts I invest through my Policy?                                                   10 - 11

 .  Must I invest any minimum amount in a Policy?                                         11 - 13

 .  What are the differences between the Platinum Investor I and the
   Platinum Investor II Policies?                                                        13 - 14

 .  How can I change my Policy's investment options?                                           14

 .  How can I change my Policy's insurance coverage?                                      14 - 15

 .  What additional rider benefits might I select?                                        15 - 17

 .  How can I access my investment in a Policy?                                           17 - 19

 . Can I choose the form in which AGL pays out the proceeds from my
   Policy?                                                                                 19-20


 .  To what extent can AGL vary the terms and conditions of the Policies
   in particular cases?                                                                       20

 .  How will my Policy be treated for income tax purposes?                                20 - 21

 .  How do I communicate with AGL?                                                        21 - 22

     Illustrations of a hypothetical policy. Starting on page 23, we have included some examples of how the values of a sample Policy would change over time, based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your AGL representative will also provide you with a similar sample illustration that is more tailored to your own circumstances and wishes.

     Additional information. You may find the answers to any other questions you have under "Additional Information" beginning on page 28, or in the forms of our Policy and riders. A table of contents for the "Additional Information" portion of this prospectus also appears on page 28. You can obtain copies of our Policy and rider forms from (and direct any other questions to) your AGL representative or our Home Office (shown on the first page of this prospectus). You should contact the Springfield Service Center if we requested that you do so (also shown on the first page).

     AGL's financial statements. We have included certain financial statements of AGL and Separate Account VL-R in this prospectus. These begin on page VL-R-1.

     Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the end of this prospectus (page 55, which follows all of the financial pages). That index will tell you on what page you can read more about many of the words and phrases that we use.

BASIC QUESTIONS YOU MAY HAVE

HOW CAN I INVEST MONEY IN A POLICY?

  Premium payments. We call the investments you make in a Policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a subsequent premium payment that is less than $50. (Policies issued in some states or automatic premium payment plans may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

  Limits on premium payments. Federal tax law limits your ability to make certain very large amounts of premium payments (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements are summarized further under "Tax Effects" beginning on page
29. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. Also, in certain circumstances, we may refuse to accept an additional premium if the insured person does not provide us with adequate evidence that he/she continues to meet our requirements for issuing insurance.

  Checks and money orders. You must pay premiums by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the first premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to our Home Office or Springfield Service Center at the appropriate address shown on the front cover of this prospectus.

  Other ways to pay premiums. We also accept premium payments by bank draft, wire, or by exchange from another insurance company. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Home Office shown on the front cover of this prospectus. Premium payments from salary deduction plans may be made only if we agree.

  We have a premium financing program available for certain qualified applicants. If you intend to make an initial premium payment of at least $50,000 and you have a net worth of at least $3,000,000, you may qualify under this program. For more information, you may contact your registered representative or our Home Office at 1-800-677-3311.

  Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed.

  Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other investment options that you choose (but not to our declared fixed interest account option). You tell us whether you want these transfers to be made monthly, quarterly, semi-annually or annually. We make the transfers as of the end of the valuation period that contains the day of the month that you select. (The term "valuation period" is described on page 38.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. You cannot participate in dollar cost averaging while also using automatic rebalancing (discussed below). Dollar cost averaging ceases upon your request, or if your accumulation value in the money market option becomes exhausted.

  Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each investment option under your Policy (other than our declared fixed interest account option) to correspond to your then current premium allocation designation. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. The date automatic rebalancing occurs will be based on the date of issue of your Policy. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. You cannot participate in this program while also participating in dollar cost averaging (discussed above). Rebalancing ends upon your request.

HOW WILL THE VALUE OF MY INVESTMENT IN A POLICY CHANGE OVER TIME?

  Your accumulation value. From each premium payment you make, we deduct the charges that we describe beginning on page 8, under "Deductions from each premium payment." We invest the rest in one or more of the investment options listed on the front cover of this prospectus. We call the amount that is at any time invested under your Policy your "accumulation value."

  Your investment options. We invest the accumulation value that you have allocated to any investment option (except our declared fixed interest account option) in shares of a Mutual Fund that follows investment practices, policies and objectives that are appropriate to that option. Over time, your accumulation value in any investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your accumulation value will be reduced by certain charges that we deduct. We describe these charges beginning on page 8, under "What charges will AGL deduct from my investment in a Policy?"

  You can review other important information about the Mutual Funds that you can choose in the separate prospectuses for those Funds. This includes information about the investment performance that each Fund's investment manager has achieved. You can request additional free copies of these prospectuses from your AGL representative, from our Home Office or from the Springfield Service Center if such Center provides your customer service (both locations are shown on the first page of this prospectus).

  We invest any accumulation value you have allocated to our declared fixed interest account option as part of our general assets. We credit a fixed rate of interest on that accumulation value, which we declare from time to time. We guarantee that this will be at an effective annual rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in our declared fixed interest account option, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 10. The "daily charge" described on page 8 and the charges and expenses of the Mutual Funds discussed on pages 10 - 11 below do not apply to our declared fixed interest account option.

  Policies are "non-participating." You will not be entitled to any dividends from AGL.

WHAT IS THE BASIC AMOUNT OF INSURANCE ("DEATH BENEFIT") THAT AGL PAYS WHEN THE INSURED PERSON DIES?

  Your specified amount of insurance. In your application to buy a Platinum Investor Policy, you will tell us how much life insurance coverage you want on the life of the insured person. We call this the "specified amount" of insurance.

  Your death benefit. The basic death benefit we will pay is reduced by any outstanding loans. You also choose whether the basic death benefit we will pay is

       .  Option 1 - The specified amount on the date of the insured person's death, or

       .  Option 2 - The specified amount plus the Policy's accumulation value on the date of death.

Under Option 2, your death benefit will tend to be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value will tend to be higher under Option 1 than under Option 2.

  We will automatically pay an alternative basic death benefit if it is higher than the basic Option 1 or Option 2 death benefit (whichever you have selected). The alternative basic death benefit is computed by multiplying your Policy's accumulation value on the insured person's date of death by the following percentages:

  TABLE OF ALTERNATIVE BASIC DEATH BENEFITS AS A PERCENTAGE MULTIPLE OF POLICY
                               ACCUMULATION VALUE

 INSURED
 PERSON'S    40 or
   AGE*:     Under    45     50     55      60    65     70  75 to 95   100

    %:       250%     215%  185%   150%    130%   120%  115%    105%    100%

__________________________________

* Nearest birthday at the beginning of the Policy year in which the insured person dies. The percentages are interpolated for ages that are not shown here.

WHAT CHARGES WILL AGL DEDUCT FROM MY INVESTMENT IN A POLICY?

  Deductions from each premium payment. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes currently range from .75% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We also currently deduct an additional 2.5% from each after-tax premium payment. We have the right at any time to increase this additional charge to not more than 5% on all future premium payments.

  Daily charge. We make a daily deduction at an annual effective rate of .75% of your accumulation value that is then being invested in any of the investment options (other than our declared fixed interest option). After a Policy has been in effect for 10 years, we will reduce the rate of the charge to a maximum of .50%, and after 20 years, we will further reduce the charge to a maximum of
 .25%. The daily deduction charges, including the current charge of .75%, are the maximums we may charge; we may charge less, but we can never charge more.

  Flat monthly charge. We will deduct $6 per month from your accumulation value. Also, we have the right to raise this charge at any time to not more than $12 per month.

  Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies, a greater amount at risk results in a higher monthly insurance charge. The cost of insurance rates are generally lower under the Platinum Investor II Policy than under the Platinum Investor I Policy.

  For otherwise identical Policies, a higher cost of insurance rate also results in a higher monthly insurance charge. Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower for insured persons in most age and risk classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

  In general, our cost of insurance rates increase with the insured person's age. The longer you own your Policy, the higher the cost of insurance rate will be. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male (except in Montana where such costs cannot be based on gender).


  Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers, and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or non-work related risks may be charged higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

  Finally, our current cost of insurance rates are lower for Policies having a specified amount of at least $1,000,000 on the day the charge is deducted. This means that if your specified amount for any reason decreases from $1,000,000 or more to less than $1,000,000, your subsequent cost of insurance rates will be higher under your Policy than they otherwise would be. The reverse is also true. Our cost of insurance rates also are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

  Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select certain additional benefit riders. These are described beginning on page 15, under "What additional rider benefits might I select?"

  Additional monthly charge for Platinum Investor II Policies during the first two years. This charge is described on page 13 under "What are the differences between the Platinum Investor I and the Platinum Investor II Policies?"

  Surrender charge for Platinum Investor I Policies. The Platinum Investor I Policies have a surrender charge that applies for the first 10 Policy years (and the first 10 years after any requested increase in the Policy's specified amount). The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. The maximum amount of the surrender charge will be shown on pages 23 and 24 of the Policy. It may initially be as high as $40 per $1,000 of specified amount or as low as $1.80 per $1,000 of specified amount (or any increase in the specified amount). Any amount of surrender charge decreases automatically by a constant amount each year beginning in the fourth year of its 10 year period referred to above until, in the eleventh year, it is zero.

  We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender of a Platinum Investor I Policy. Upon a requested decrease in such a Policy's specified amount of coverage, we will deduct any remaining amount of the surrender charge that was associated with the specified amount that is canceled. This includes any specified amount decrease that, as described under "Partial surrender" beginning on page 17, results from any requested partial surrender. For this purpose, we deem the most recent increases of specified amount to have been canceled first.

  Transaction Fee. We will charge a $25 transaction fee for each partial surrender you make.

  Charge for taxes. We can make a charge in the future for taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.

  Allocation of charges. You may choose from which of your investment options we deduct all monthly charges. If you do not have enough accumulation value in any investment option to comply with your selection, we will deduct these charges in proportion to the amount of accumulation value you then have in each investment option. Any surrender charge upon a decrease in specified amount that is requested under a Platinum Investor I Policy will be allocated in the same manner as if it were a monthly deduction.

WHAT CHARGES AND EXPENSES WILL THE MUTUAL FUNDS DEDUCT FROM AMOUNTS I INVEST THROUGH MY POLICY?

  Each Mutual Fund pays its investment management fees and other operating expenses. Because they reduce the investment return of a Fund, these fees and expenses also will reduce indirectly the return you will earn on any accumulation value that you have invested in that Fund. These charges and expenses are as follows:


THE MUTUAL FUNDS' ANNUAL EXPENSES/1/  (as a percentage of average net assets)

                                                                                                     TOTAL
                                                        FUND          OTHER FUND OPERATING           FUND
                                                     MANAGEMENT     EXPENSES (AFTER EXPENSE        OPERATING
                  NAME OF FUND                       FEES(1),(2)      REIMBURSEMENT)(1)(2)      EXPENSES(1),(2)
                  ------------                       -----------    -----------------------     ---------------
     The following funds of AIM VARIABLE
     INSURANCE FUNDS, INC.:
          AIM V.I. International Equity Fund              0.75%              0.16%                   0.91%
          AIM V.I. Value Fund                             0.61%              0.05%                   0.66%


     The following funds of AMERICAN GENERAL
     SERIES PORTFOLIO COMPANY:
          International Equities Fund                     0.35%              0.05%                   0.40%
          MidCap Index Fund                               0.32%              0.04%                   0.36%
          Money Market Fund                               0.50%              0.04%                   0.54%
          Stock Index Fund                                0.27%              0.04%                   0.31%


     The following funds of DREYFUS VARIABLE
     INVESTMENT FUND:
          Quality Bond Portfolio                          0.65%              0.08%                   0.73%
          Small Cap Portfolio                             0.75%              0.02%                   0.77%


The following series of MFS VARIABLE
INSURANCE TRUST:
          MFS Emerging Growth Series                      0.75%              0.10%                   0.85%



The following portfolios of MORGAN
STANLEY DEAN WITTER UNIVERSAL FUNDS,
 INC.:
          Equity Growth Portfolio                         0.09%              0.76%                   0.85%
          High Yield Portfolio                            0.15%              0.65%                   0.80%


The following portfolios of PUTNAM
VARIABLE TRUST: Class "IB" Funds
          Putnam VT Diversified Income Fund               0.50%              0.19%/(3)/              0.69%

          PutnamVT Growth and Income Fund                 0.35%              0.14%/(3)/              0.49%

           Putnam VT International Growth                 0.59%              0.25%/(3)/              0.84%
              and Income Fund

     The following portfolios of SAFECO
          RESOURCES SERIES TRUST:
          Equity Portfolio                                0.74%              0.04%                   0.78%
          Growth Portfolio                                0.74%              0.06%                   0.80%


        The following portfolio of  VAN KAMPEN
        LIFE INVESTMENT TRUST:
        Strategic Stock Portfolio                         0.00%              0.65%                   0.65%

-------------------------------------------------
/1/The Mutual Funds' advisers or administrators have entered into administrative services agreements with AGL. The advisers or administrators pay fees to AGL for these services. The fees do not have a direct relationship to the Mutual Funds' Annual Expenses. (See "Service Agreements.")

/2/Management fees and other expenses as shown for fiscal year 1998 would have been the percentages shown below without certain voluntary expense reimbursements from the investment adviser. Current and future fees and expenses may vary from the fiscal year 1998 fees and expenses.

                               Management      Other          Total
                                  Fees       Expenses    Annual Expenses
                               -----------   ---------   ----------------
Strategic Stock Portfolio         0.50%        0.75%          1.25%
High Yield Portfolio              0.50%        0.65%          1.15%
Equity Growth Portfolio           0.55%        0.76%          1.31%

/3/ Including 12b-1 fees of .11%

MUST I INVEST ANY MINIMUM AMOUNT IN A POLICY?

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to have us bill you. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. You need to invest only enough to ensure either that your Policy's cash surrender value stays above zero or, if you own a Platinum Investor I Policy, that your 5 year no-lapse guarantee (discussed below) remains in effect. ("Cash surrender value" is explained under "Full surrender" on page 17.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero, as a result of the deductions we periodically make from your accumulation value.

   Policy lapse and reinstatement. If your Policy's cash surrender value does fall to zero, we will notify you and give you a grace period to pay at least the amount we estimate is necessary to keep your Policy in force for a reasonable time. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. (The only exception is if the guarantee is in effect that is described below under "Monthly guarantee premiums under Platinum Investor I Policies.") Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. Also, you would have to pay certain extra amounts that we require. In the Policy form itself, you will find additional information about the values and terms of a Policy after it is reinstated.

   Monthly guarantee premiums under the Platinum Investor I Policies. Page 3 of a Platinum Investor I Policy will specify a "Monthly Guarantee Premium." On the first day of each Policy month that the cash surrender value is not sufficient to pay the monthly deduction, we check to see if the cumulative amount of premiums paid under such a Policy is at least equal to the sum of the monthly guarantee premiums for all Policy months to date, including the Policy month then starting. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of the Policy.) So long as at least this amount of premium payments has been paid by the beginning of that Policy month, a Platinum Investor I Policy will not enter a grace period or terminate (i.e., lapse) because of insufficient cash surrender value during the first 5 Policy years.
If:

          . this test is not met on the monthly deduction day at the beginning of any Policy month, the Policy enters the grace period;

          . a sufficient premium is not paid before the end of the grace period, the Policy and the 5 year no-lapse guarantee terminate;

          . the Policy is later reinstated, the 5 year no-lapse guarantee may also be reinstated if sufficient premiums are paid, although the reinstated guarantee will in no case extend beyond the date that originally marked the end of its maximum 5 year duration.

   The amount of premiums that must be paid to maintain the 5 year no-lapse guarantee will be increased by the cumulative amount of any loans (including any loan increases to pay interest) and partial surrenders you have taken from your Policy. Such monthly guarantee premiums also will be higher following any requested increase in the specified amount of insurance coverage, or following a requested addition of (or increase in) certain rider benefits. On the other hand, the monthly guarantee premium will be lower following any requested decrease in the specified amount of insurance coverage, or following a requested cancellation of (or decrease in) certain riders. If your Policy is the Platinum Investor I version, we will send you an endorsement to your Policy that will tell you what your new monthly guarantee premium is. However, none of the above-mentioned changes extends the no-lapse period beyond 5 years or establishes a new no-lapse guarantee.

   The 5 year no-lapse guarantee described in the two previous paragraphs is not available in all states.

   Although we will bill you for planned premiums, we will not send any specific bills for the amount of any monthly guarantee premium that is due.

WHAT ARE THE DIFFERENCES BETWEEN THE PLATINUM INVESTOR I AND THE PLATINUM INVESTOR II POLICIES?

   Depending on your own financial circumstances and goals, and the uses to which you intend to put a Platinum Investor Policy, either version of the Policy may be appropriate for you. You should consult carefully with your AGL representative about this. Important factors may include how much accumulation value you intend to maintain in the Policy relative to the amount of the Policy's death benefit and how likely it is that you may choose to surrender your Policy or otherwise reduce your Policy's specified amount in the future.

   The differences between the two versions of Platinum Investor are:

   . Platinum Investor I is available for specified amounts of $100,000 or more. Platinum Investor II is available only for specified amounts of $500,000 or more. You may not request a specified amount decrease (or a partial surrender) under a Platinum Investor I that would reduce the specified amount to less than $100,000 or under a Platinum Investor II Policy that would reduce the specified amount to less than $500,000.

   . Platinum Investor I is available for insured persons through age 80. Platinum Investor II is available for insured persons who are age 18 through age 80.

   . The Platinum Investor II version of the Policy does not have a surrender charge.

   . The Platinum Investor II version of the Policy does not have a 5 year no-lapse guarantee.

   . The two versions of Platinum Investor have different current cost of insurance rates. Since this difference results in differing accumulation values, you should carefully review the Policy illustrations that are available to you.

   . The Platinum Investor II version of the Policy has a flat monthly expense charge during the first two Policy years (and the first two years after any requested increase in the Policy's specified amount). The amount of this charge depends on the age and other insurance characteristics of the insured person. The amount of this charge will be shown on page 4 of a Platinum Investor II Policy. It may initially be as much as $1.88 per $1,000 of specified amount (or increase of specified amount), or as low as $0.0999 per $1,000 of specified amount (or increase of specified amount). (After the two-year periods mentioned above, this charge is zero.) This additional monthly charge does not apply to the Platinum Investor I version of the Policies.

HOW CAN I CHANGE MY POLICY'S INVESTMENT OPTIONS?

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. Unless you are transferring the entire amount you have in an investment option, each transfer must be at least $500. See "Additional Rights That We Have," beginning on page 44. Also, you may not in any one Policy year make transfers out of our declared fixed interest account option that aggregate more than 25% of the accumulation value you had invested in that option at the beginning of that Policy year.

   You may make transfers at any time, except that transfers out of our declared fixed interest account option must be made within 60 days after a Policy anniversary. We will not honor any request received outside that period.

   Market timing. The Policies are not designed for professional market timing organizations or other entities using programmed and frequent transfers. We reserve the right at any time and without prior notice to any party to terminate, suspend, or modify our policies or procedures regarding telephone requests or to stop permitting telephone requests altogether.

   Maximum number of investment options. We can at any time limit the number of investment options you may use. Our current rule is that you cannot use more than 18 different options over the life of your Policy.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

   Increase in coverage. You may at any time request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age and risk class of the insured person at the time of the increase. Also, if:

          . you have the Platinum Investor I version of the Policy, a new amount of surrender charge and monthly guarantee premium apply to the specified amount increase.

              These amounts are the same as they would be if we were instead issuing the same amount of additional coverage as a new Platinum Investor I Policy; or

          . you have the Platinum Investor II version of the Policy, an additional monthly expense charge applies for the first two years following the request for an increase in specified amount. This amount is also the same as it would be if we were instead issuing the same amount of additional coverage as a new Platinum Investor II Policy.

   Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. The minimum is $100,000 for a Platinum Investor I Policy and $500,000 for a Platinum Investor II Policy (or, if greater, the minimum amount that the tax law requires relative to the amount of premium payments you have made). At the time of a decrease under such a Policy, we will deduct from the Policy's accumulation value an amount of any remaining surrender charge. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. We compute the amount we deduct in the manner described on page 38, under "Decreases in the specified amount of a Platinum Investor I Policy."

   Change of death benefit option. You may at any time request us to change your coverage from death benefit Option 1 to 2 or vice-versa.

          . If you change from Option 1 to 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change.

          . If you change from Option 2 to 1, we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 29 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

WHAT ADDITIONAL RIDER BENEFITS MIGHT I SELECT?

   You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

          . Accidental Death Benefit Rider, which pays an additional death benefit if the insured person dies from certain accidental causes.

          . Automatic Increase Rider, which provides for automatic increases in your Policy's specified amount of insurance at certain specified dates and based on a specified index. After you have met our eligibility requirements for this rider, these increases will not require that evidence be provided to us about whether the insured person continues to meet our requirements for insurance coverage. These automatic increases are on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 14). There is no additional charge for the rider itself, although the automatic increases in the specified amount will increase the monthly insurance charge deducted from your accumulation value, to compensate us for the additional coverage.

          . Children's Insurance Benefit Rider, which provides term life insurance coverage on the eligible children of the person insured under the Policy. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion.

          . Maturity Extension Rider, which permits you to extend the Policy's maturity date beyond what it otherwise would be, has two versions from which to choose.

              One version provides for a death benefit after the original maturity date that is equal to the accumulation value on the date of death. With this version, all accumulation value that is in the separate account can remain there. There is no charge for this version.

              The other version provides for a death benefit after the original maturity date equal to the base policy death benefit on the original maturity date. With this version, if you elect to extend your maturity date, all accumulation value that is in the separate account will be automatically transferred at the Policy's original maturity date to the declared fixed interest account option. There is a monthly charge for this version of the rider during the first nine Policy years immediately preceding the Policy's original maturity date. Therefore, this rider may not be added to a Policy during that 9 year period.

              In both versions, only the insurance coverage associated with the base policy will be extended beyond the original maturity date. No additional premium payments, new loans, monthly insurance charge, or changes in specified amount will be allowed after the original maturity date. There is a flat monthly charge of no more than $10 each month after the original maturity date.

              Extension of the maturity date beyond the insured person's age 100 may result in the current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

          . Return of Premium Death Benefit Rider, which provides additional term life insurance coverage on the person insured under the Policy. The amount of additional insurance varies so that it always equals the cumulative amount of premiums paid under the Policy (subject to certain adjustments).

          . Spouse Term Rider, which provides term life insurance on the life of the spouse of the Policy's insured person. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion.

          . Terminal Illness Rider, which provides for a benefit to be requested if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit payable under the Policy (excluding any rider benefits) or, if less, $250,000. The amount of benefits paid under the rider, plus an administrative fee (not to exceed $250), plus interest on these amounts to the next Policy anniversary becomes a "lien" against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. The cash surrender value of the Policy also will be reduced by the amount of the lien.

          . Waiver of Monthly Deduction Rider, under which we will waive all monthly charges under your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest.

   Tax consequences of additional rider benefits. Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 29. You should consult a qualified tax adviser.

HOW CAN I ACCESS MY INVESTMENT IN A POLICY?

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, and, if you have the Platinum Investor I version of the Policy, less any surrender charge that then applies. We call this your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor I Policy will have any cash surrender value during at least the first year unless you pay significantly more than the monthly guarantee premiums.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500.

          . If the Option 1 death benefit is then in effect, we will also automatically reduce your Policy's specified amount of insurance by the amount of your withdrawal and any related charges.

          . If you have the Platinum Investor I version of the Policy, and we reduce your Policy's specified amount because you have requested a partial withdrawal while the Option 1 death benefit is in effect, we will deduct the same amount of surrender charge, if any, that would have applied if you had requested such face amount decrease directly. See "Decreases in the specified amount of a Platinum Investor I Policy," on page 38.

          . We will not permit a partial surrender if it would cause your Policy to fail to qualify as life insurance under the tax laws or if it would cause your specified amount to fall below the minimum allowed.

          . You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the withdrawal in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   Exchange of policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

   Policy loans. You may at any time borrow from us an amount equal to your Policy's cash surrender value (less our estimate of three months' charges and less the interest that will be payable on your loan through your next Policy anniversary.) This rule is not applicable in all states.

   We remove from your investment options an amount equal to your loan and hold that amount as additional collateral for the loan. We will credit your Policy with interest on this collateral amount at an effective annual rate of 4% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not in most cases be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100) of your loan at any time before the death of the Insured while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from our declared fixed interest account option. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan will be deducted from the proceeds we pay following the insured person's death.

   Preferred loan interest rate. We will credit a higher interest rate on an amount of the collateral securing Policy loans taken out after the first 10 Policy years. The maximum amount of new loans that will receive this preferred loan interest rate for any year is:

   . 10% of your Policy's accumulation value (including any loan collateral we are holding for your Policy loans) at the beginning of the Policy year; or

   .    if less, your Policy's maximum remaining loan value at that anniversary.

We intend to set the rate of interest we credit to your preferred collateral amount equal to the loan interest rate you are paying, resulting in a zero net cost of borrowing for that amount. We have full discretion to vary the preferred rate, provided that it will always be greater than the rate we are then crediting in connection with regular Policy loans, and will never be less than an effective annual rate of 4.5%.

   Maturity of your Policy. If the insured person is still living on the "Maturity Date" shown on page 3 of your Policy, we will automatically pay you the cash surrender value of the Policy, and the Policy will end. The maturity date is the Policy anniversary nearest the insured person's 95th birthday.

CAN I CHOOSE THE FORM IN WHICH AGL PAYS OUT THE PROCEEDS FROM MY POLICY?

   Choosing a payment option. You may choose to receive the full proceeds from the Policy (and any riders) as a single sum. This includes proceeds that become payable upon the death of the insured person, full surrender or the maturity date. Alternatively, you may elect that all or part of such proceeds be applied to one or more of the following payment options:

   .    Option 1 - Equal monthly payments for a specified period of time.

   . Option 2 - Equal monthly payments of a specified amount until all amounts are paid out.

   . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

   .    Option 4 - Proceeds left to accumulate with interest.

Additional payment options may also be available with our consent. We have the right to veto any payment option, if the payee is a corporation or other entity. You can read more about each of these options in our Policy form and in the separate form of payment contract that we issue when any such option takes effect.

   Within 60 days after the insured person's death, any payee entitled to receive proceeds as a single sum may elect one or more payment options.

   Interest rates that we credit under each option will be at least 3%.

   Change of payment option. You may change any payment option you have elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, you or your beneficiary may have tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

TO WHAT EXTENT CAN AGL VARY THE TERMS AND CONDITIONS OF THE POLICIES IN PARTICULAR CASES?

   Listed below are some variations we may make in the terms of a Policy. Any variations will be made only in accordance with uniform rules that we establish.

   Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace the other life insurance we issue with one of the Policies. Not all types of other insurance we issue are eligible to be replaced with one of the Policies. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   Policies purchased through term life conversions. We maintain rules about how to convert term insurance to a Platinum Investor Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which Platinum Investor is sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and riders, or related endorsements.

   Variations in expenses or risks. AGL may vary the charges and other terms of the Policies where special circumstances result in sales or administrative expenses, mortality risks, or other risks that are different from those normally associated with the Policies.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

   Generally, death benefits paid under a Policy are not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply.

   For further information about the tax consequences of owning a Policy, please read "Tax Effects" starting on page 29.

HOW DO I COMMUNICATE WITH AGL?

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   General. You should mail or express checks and money orders for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to our Home Office or Springfield Service Center at the appropriate address shown on the first page of this prospectus.

   The following requests must be made in writing and signed by you:

   .    transfer of accumulation value;

   .    loan;

   .    full surrender;

   .    partial surrender;

   .    change of beneficiary or contingent beneficiary;

   .    change of allocation percentages for premium payments,

   .    loan repayments or charges;

   .    change of death benefit option or manner of death benefit payment;

   .    increase or decrease in specified insurance amount;

   . addition or cancellation of, or other action with respect to, any rider benefits;

   .    election of a payment option for Policy proceeds;

   .    tax withholding elections; and

   .    telephone transaction privileges.

You should mail or express these requests to our Home Office or Springfield Service Center at the appropriate address shown on the first page of this prospectus. You should also communicate notice of the insured person's death, and related documentation, to our Home Office or Springfield Service Center.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may also obtain these forms from our Home Office or Springfield Service Center or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   The Springfield Service Center is for the convenience of certain Policy owners, who have been requested to use it as a primary contact location. Other Policy owners have been asked to use our Home Office as a primary contact location. If you make a mistake and contact the incorrect location, your requests and premium payments will be treated in the same manner as if you had contacted the correct location.

   Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should make a written request, if you cannot make a telephone transaction. Also, if, due to malfunction or other circumstances, the recording of your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-888-325-9315.

                 ILLUSTRATIONS OF HYPOTHETICAL POLICY BENEFITS

   To help explain how our Policies work, we have prepared the following tables:

                                                    PAGE TO SEE IN THIS
                                                         PROSPECTUS
                                                         ----------
                                                Platinum           Platinum
                 TABLE                         Investor I         Investor II
                 -----                        -----------        -----------
Death Benefit Option 1 - Current Charges            24                26
  Guaranteed Maximum Charges                        25                27


   The tables show how death benefits, accumulation values, and cash surrender values ("Policy benefits") under sample Platinum Investor Policies would change over time if the investment options had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. The tables are for a 45 year-old male non-tobacco user and who is a better-than-average mortality risk in other respects as well. Planned premium payments of $1,368 for an initial $100,000 of specified amount of coverage are assumed to be paid at the beginning of each Policy year for the Platinum Investor I Policy. Planned premium payments of $10,560 for an initial $500,000 of specified amount coverage are assumed to be paid at the beginning of each Policy year for the Platinum Investor II Policy. The samples assume no Policy loan has been taken. The differences between the accumulation values and the cash surrender values for the first 10 years in the tables for the Platinum Investor I version are that version's surrender charges.

   Although the tables below do not include examples of a Policy with an Option 2 death benefit, such a Policy would have higher death benefits, lower cash values, and a greater risk of lapse.

   Separate tables are included to show both current and guaranteed maximum charges for both Platinum Investor I and Platinum Investor II. The charges assumed in the current charge tables include:

   . a daily charge at an annual effective rate of .75% for the first 10 Policy years;

   . a daily charge at an annual effective rate of .50% after 10 Policy years;

   . a daily charge at an annual effective rate of .25% after 20 Policy years;

   . a monthly charge for Platinum Investor II only, for the first two Policy years (and first two years after any increase in the specified amount) between $0.0999 and $1.88 for each $1,000 of specified amount, assumed to be $0.2647 for this illustration;

   . a charge for state premium tax ranging from .75% to 3.5% of each premium payment, depending on the state, assumed to be 2.50% for this illustration.

   .    a charge of 2.5% from each after-tax premium payment;

   .    current monthly insurance charges; and

   .    a flat monthly charge of $6.

   The charges assumed by both the current and guaranteed maximum charge tables also include 0.67% for expenses of the Mutual Funds, which is the arithmetic average of the advisory fees payable with respect to each Mutual Fund, after all reimbursements, plus the arithmetic average of all other operating expenses of each such Fund after all reimbursements, as reflected on pages 10 and 11. The total assumed tax charges for all of the tables are 2.5% of premiums.

   Individual illustrations. On request, we will furnish you with a comparable illustration based on your Policy's characteristics. If you request illustrations more than once in any Policy year, we may charge $25 for the illustration.


                              Platinum Investor I
Planned Premium $1,368.00                                        Initial Specified Amount $100,000
                                                                 Death Benefit Option 1
Male Age 45
Preferred risk Non-Tobacco User
Assuming Current Charges

                     Death Benefit                      Accumulation Value              Cash Surrender Value
End of         Assuming Hypothetical Gross          Assuming Hypothetical Gross      Assuming Hypothetical Gross
Policy         Annual Investment Return of          Annual Investment Return of      Annual Investment Return of
Year          0.0%             6.0%      12.0%      0.0%        6.0%      12.0%       0.0%       6.0%      12.0%
 1          100,000          100,000    100,000       893         958      1,023          0          0          0
 2          100,000          100,000    100,000     1,752       1,938      2,132        384        570        764
 3          100,000          100,000    100,000     2,591       2,954      3,349      1,223      1,586      1,981
 4          100,000          100,000    100,000     3,386       3,985      4,663      2,189      2,788      3,466
 5          100,000          100,000    100,000     4,162       5,056      6,109      3,136      4,030      5,083
 6          100,000          100,000    100,000     4,919       6,168      7,701      4,064      5,313      6,846
 7          100,000          100,000    100,000     5,668       7,336      9,467      4,984      6,652      8,783
 8          100,000          100,000    100,000     6,388       8,539     11,405      5,875      8,026     10,892
 9          100,000          100,000    100,000     7,089       9,791     13,545      6,747      9,449     13,203
10          100,000          100,000    100,000     7,773      11,095     15,909      7,602     10,924     15,738

15          100,000          100,000    100,000    11,092      18,760     32,629     11,092     18,760     32,629

20          100,000          100,000    100,000    13,666      28,059     60,426     13,666     28,059     60,426

THE VALUES WILL CHANGE IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE MONTHLY GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $56.

THE INVESTMENT RESULTS ARE AN EXAMPLE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.



                                   Platinum Investor I
Planned Premium $1,368.00                                        Initial Specified Amount $100,000
                                                                 Death Benefit Option 1
Male Age 45
Preferred risk Non-Tobacco User
Assuming Guaranteed Charges



                     Death Benefit                      Accumulation Value              Cash Surrender Value
End of         Assuming Hypothetical Gross          Assuming Hypothetical Gross      Assuming Hypothetical Gross
Policy         Annual Investment Return of          Annual Investment Return of      Annual Investment Return of
Year          0.0%             6.0%      12.0%      0.0%        6.0%      12.0%       0.0%       6.0%      12.0%
1            100,000         100,000   100,000       658         715        772          0           0          0
2            100,000         100,000   100,000     1,275       1,429      1,591          0          61        223
3            100,000         100,000   100,000     1,851       2,143      2,463        483         775      1,095
4            100,000         100,000   100,000     2,375       2,846      3,383      1,178       1,649      2,186
5            100,000         100,000   100,000     2,849       3,538      4,357      1,823       2,512      3,331
6            100,000         100,000   100,000     3,273       4,219      5,392      2,418       3,364      4,537
7            100,000         100,000   100,000     3,637       4,877      6,484      2,953       4,193      5,800
8            100,000         100,000   100,000     3,929       5,500      7,629      3,416       4,987      7,116
9            100,000         100,000   100,000     4,152       6,087      8,834      3,810       5,745      8,492
10           100,000         100,000   100,000     4,293       6,626     10,098      4,122       6,455      9,927

15           100,000         100,000   100,000     3,612       8,383     17,616      3,612       8,383     17,616

20                 0         100,000   100,000         0       7,069     27,397          0       7,069     27,397


THE VALUES WILL CHANGE IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE MONTHLY GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $56.

THE INVESTMENT RESULTS ARE AN EXAMPLE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.




                              Platinum Investor II
Planned Premium $10,560                                          Initial Specified Amount $500,000
                                                                 Death Benefit Option 1
Male Age 45
Preferred risk Non-Tobacco User
Assuming Current Charges


                     Death Benefit                      Accumulation Value              Cash Surrender Value
End of         Assuming Hypothetical Gross          Assuming Hypothetical Gross      Assuming Hypothetical Gross
Policy         Annual Investment Return of          Annual Investment Return of      Annual Investment Return of
Year          0.0%             6.0%      12.0%      0.0%        6.0%      12.0%       0.0%       6.0%      12.0%
 1          500,000          500,000   500,000     6,727       7,223      7,721      6,727      7,223      7,721
 2          500,000          500,000   500,000    13,322      14,739     16,218     13,322     14,739     16,218
 3          500,000          500,000   500,000    21,367      24,192     27,258     21,367     24,192     27,258
 4          500,000          500,000   500,000    29,269      34,052     39,439     29,269     34,052     39,439
 5          500,000          500,000   500,000    37,142      44,451     53,002     37,142     44,451     53,002
 6          500,000          500,000   500,000    44,929      55,359     68,040     44,929     55,359     68,040
 7          500,000          500,000   500,000    52,845      67,014     84,926     52,845     67,014     84,926
 8          500,000          500,000   500,000    60,620      79,182    103,586     60,620     79,182    103,586
 9          500,000          500,000   500,000    68,359      91,992    124,316     68,359     91,992    124,316
10          500,000          500,000   500,000    76,212     105,617    147,471     76,212    105,617    147,471

15          500,000          500,000   500,000   113,583     184,629    308,738    113,583    184,629    308,738

20          500,000          500,000   705,402   143,794     281,526    578,198    143,794    281,526    578,198


     THE VALUES WILL CHANGE IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE INVESTMENT RESULTS ARE AN EXAMPLE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.


                              Platinum Investor II
Planned Premium $10,560                                                Initial Specified Amount $500,000
                                                                       Death Benefit Option 1
Male Age 45
Preferred risk Non-Tobacco User
Assuming Guaranteed Charges

                     Death Benefit                      Accumulation Value              Cash Surrender Value
End of         Assuming Hypothetical Gross          Assuming Hypothetical Gross      Assuming Hypothetical Gross
Policy         Annual Investment Return of          Annual Investment Return of      Annual Investment Return of
Year          0.0%             6.0%      12.0%      0.0%        6.0%      12.0%       0.0%       6.0%      12.0%
 1           500,000        500,000    500,000     5,697       6,153      6,611      5,697      6,153      6,611
 2           500,000        500,000    500,000    11,164      12,435     13,764     11,164     12,435     13,764
 3           500,000        500,000    500,000    17,990      20,489     23,208     17,990     20,489     23,208
 4           500,000        500,000    500,000    24,528      28,722     33,461     24,528     28,722     33,461
 5           500,000        500,000    500,000    30,788      37,150     44,623     30,788     37,150     44,623
 6           500,000        500,000    500,000    36,778      45,793     56,809     36,778     45,793     56,809
 7           500,000        500,000    500,000    42,451      54,616     70,091     42,451     54,616     70,091
 8           500,000        500,000    500,000    47,763      63,584     84,555     47,763     63,584     84,555
 9           500,000        500,000    500,000    52,723      72,719    100,359     52,723     72,719    100,359
10           500,000        500,000    500,000    57,287      81,992    117,632     57,287     81,992    117,632

15           500,000        500,000    500,000    74,251     131,811    235,994     74,251    131,811    235,994

20                 0        500,000    534,575    76,660     185,373    438,176     76,660    185,373    438,176


        THE VALUES WILL CHANGE IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

        THE INVESTMENT RESULTS ARE AN EXAMPLE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                             ADDITIONAL INFORMATION

     A general overview of the Policies appears at pages 1 through 27. The additional information that follows gives more details, but generally does not repeat what is set forth above.
                                                                 PAGE TO
                                                               SEE IN THIS
CONTENTS OF ADDITIONAL INFORMATION                             PROSPECTUS
----------------------------------                             ----------

AGL..............................................................   28
Separate Account VL-R............................................   29
Tax Effects......................................................   29
Voting Privileges................................................   35
Your Beneficiary.................................................   35
Assigning Your Policy............................................   36
More About Policy Charges........................................   36
Effective Date of Policy and Related Transactions................   38
More About Our Declared Fixed Interest Account Option............   40
Distribution of the Policies.....................................   41
Payment of Policy Proceeds.......................................   42
Adjustments to Death Benefit.....................................   44
Additional Rights That We Have...................................   44
Performance Information..........................................   45
Our Reports to Policy Owners.....................................   46
AGL's Management.................................................   46
Principal Underwriter's Management...............................   49
Legal Matters....................................................   51
Independent Auditors.............................................   51
Actuarial Experts................................................   51
Service Agreements...............................................   51
Certain Potential Conflicts......................................   52
Year 2000........................................................   52


  Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the end of this prospectus (page 55, which follows all of the financial pages). That index will tell you on what page you can read more about many of the words and phrases that we use.

AGL

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American General Corporation (formerly American General Insurance Company), a diversified financial services holding company engaged primarily in the insurance business. The commitments under the Policies are AGL's, and American General Corporation has no legal obligation to back those commitments.

During 1998, AGL received $9,801,320 in total premium payments from Policy holders. From such premium payments, AGL received the following fees and charges:

     *mortality and expense fees          $ 88,099.97

     *administrative fees                 $146,322.56

     *cost of insurance charges           $530,548.28

SEPARATE ACCOUNT VL-R

     We hold the Mutual Fund shares in which any of your accumulation value is invested in our Separate Account VL-R. Separate Account VL-R is a "separate account," as defined by the SEC and is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. We created the separate account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, Separate Account VL-R is divided into 24 separate "divisions," 17 of which correspond to one of the 17 available investment options (other than our declared fixed interest account option). The remaining 7 divisions represent investment options available under another variable life policy we offer. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

     The assets in the separate account are our property. The assets in the separate account would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to the separate account. Our other creditors could reach only those separate account assets (if any) that are in excess of the amount of our reserves and liabilities under the Policies with respect to the separate account.

     AGL also issues variable annuity contracts through its Separate Accounts A and D, which also are registered investment companies.

TAX EFFECTS

     This discussion is based on current federal income tax law and interpretations. It assumes that the Policy owner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

     General. A Platinum Investor Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal

Revenue Code of 1986, as amended ("the Code") and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policies will meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. Your Policy will be a "modified endowment contract" if, at any time during the first seven Policy years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the "seven-pay" test.

     Whenever there is a "material change" under a Policy, the Policy will generally be (a) treated as a new contract for purposes of determining whether the Policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option or the selection of additional rider benefits. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in specified amount you request or, in some cases, a partial surrender or termination of additional benefits under a rider.) If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract. A life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime, as a non-modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy during the insured person's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial surrender. Any such distributions will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy. For modified endowment contracts, your basis is similar to the basis described above for other Policies, except that it also would be increased by the amount of any prior loan under your Policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated.
The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply to distributions:

          . to taxpayers 59 1/2 years of age or older;

          . in the case of a disability (as defined in the Code); or

          . received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the Policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Treasury Department has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Terminal illness rider. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our terminal illness rider meet the law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply, however, to amounts paid to someone other than the insured person, if the payee has an insurable interest in the insured person's life because the insured is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     In connection with the issuance of then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Mutual Funds within a separate account may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the separate account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of our separate account.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under a Platinum Investor Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $650,000 (or larger amounts specified in the Code to commence in certain future years) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Pension and profit-sharing plans. If Platinum Investor Policies are purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such Policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's accumulation value will not be subject to federal income tax. However, the Policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of our Separate Account VL-R in our federal income tax return, but we currently pay no income tax on the separate account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable life insurance policy reserves. We currently make no charge to any separate account division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes we incur that are allocable to the Policies.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to our separate account or allocable to the Policies.

     Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

VOTING PRIVILEGES

     We are the legal owner of the Funds' shares held in Separate Account VL-R. However, you may be asked to instruct us how to vote the Fund shares held in the various Mutual Funds and attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through Separate Account VL-R.

     If you are asked to give us voting instructions, we will send you the proxy
material and a form for providing such instructions.   Should we determine that
we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

YOUR BENEFICIARY

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the insured person's lifetime. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNING YOUR POLICY

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason, if we agree. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action taken before we receive complete notice of the assignment in good order. We are not responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial surrender, loan or payment from a Policy under a terminal illness rider. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

MORE ABOUT POLICY CHARGES

     Purpose of our charges. The charges under the Policies are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policies. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policies. These include:

     . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the 5-year no-lapse guarantee under the Platinum Investor I Policies or reduce the amount of our daily charge fee revenues below what we anticipate);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive, net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policies require us to provide will exceed what we currently project).

     If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss.

     The current charges that we deduct from premiums have been designed to compensate us for taxes we have to pay to the state where you live when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments. The current flat monthly charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the Policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policies as insured persons die.

     Any excess from the charges discussed in the preceding paragraph, as well as revenues from the daily charge, are primarily intended to:

     . offset other expenses in connection with the Policies (such as the costs of processing applications for Policies and other unreimbursed administrative expenses, costs of paying sales commissions and other marketing expenses for the Policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect);

     .    compensate us for the risks we assume under the Policies; or

     .    otherwise to be retained by us as profit.

The surrender charge under the Platinum Investor I Policies and the additional monthly charge during the first two years under a Platinum Investor II Policy have also been designed primarily for these purposes.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge or charge increase for any purpose.

     Change of tobacco use. If the person insured under your Policy is a tobacco user, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has stopped tobacco use for a sufficient period.

     Gender neutral Policies. Our cost of insurance charge rates in Montana will not be greater than the comparable male rates illustrated in this prospectus.

     Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies (including Platinum Investor Policies) in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value first to the oldest increments of specified amount to compute our net amount at risk at each cost of insurance rate. See "Monthly Insurance Charge" beginning on page 8.

     Decreases in the specified amount of a Platinum Investor I Policy. An amount of any remaining surrender charge will be deducted upon a decrease in specified amount under a Platinum Investor I Policy. If:

     . there have been no previous specified amount increases, the amount we deduct will bear the same proportion to the total surrender charge then applicable as the amount of the specified amount decrease bears to the Policy's total specified amount. The remaining amount of surrender charge that we could impose at a future time, however, will also be reduced proportionally.

     . there have been increases in specified amount, we decrease first those portions of specified amount that were most recently established. We also deduct any remaining amount of the surrender charge that was established with that portion of specified amount (which we pro-rate if less than that entire portion of specified amount is being canceled).

     Miscellaneous. Each of the distributors or advisers of the Mutual Funds listed on page 1 of this prospectus reimburses us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses, up to an annual rate of 0.25% the average daily net asset value of shares of the Mutual Funds purchased by the divisions at the instruction of owners. These reimbursements will be reasonable for the services performed and are not designed to result in a profit. These reimbursements are paid by the distributors or the advisers, and will not be paid by the Mutual Funds, the divisions or the owners.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

     Valuation dates, times, and periods. We generally compute values under Policies on each day that we are open for business except, with respect to any investment option, days on which the related Mutual Fund does not value its shares. We call each such day a "valuation date."

     We compute policy values as of 3:00 p.m., Central time, on each valuation date. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period."

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at our Home Office or Springfield Service Center (both are shown on the first page of this prospectus). If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's insurance rate class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the minimum first premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement." You can obtain a copy from our Home Office or Springfield Service Center by writing to the appropriate address shown on the first page of this prospectus or from your AGL representative.

     Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate insurance rate class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "date of issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt in the Home Office or Springfield Service Center, of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases or decreases you request in the specified amount of insurance, and reinstatements of Policies that have lapsed take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

     . We may return premium payments if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law;

     . If you exercise the right to return your Policy described on the second page of this prospectus, your coverage will end when you mail us your Policy or deliver it to your AGL representative; and

     . If you pay a premium in connection with a request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your coverage is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your request, no premium will be refunded to you except to the extent necessary to cure any violation of the maximum premium limitations under the Code. We will not apply this procedure to premiums you pay in connection with reinstatement requests.

MORE ABOUT OUR DECLARED FIXED INTEREST ACCOUNT OPTION

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared fixed interest account option. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account or our declared fixed interest account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our declared fixed interest account option. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. We can at any time change the rate of interest we are paying on any accumulation value allocated to our declared fixed interest account option, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our declared fixed interest account option. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our declared fixed interest account option will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

DISTRIBUTION OF THE POLICIES

     American General Securities Incorporated ("AGSI") is the principal underwriter of the Policies. AGSI is a wholly-owned subsidiary of AGL. AGL, in turn, is a wholly-owned subsidiary of American General Corporation ("American General"). AGSI's principal office is at 2727 Allen Parkway, Houston, Texas 77019. AGSI was organized as a Texas corporation on March 8, 1983 and is a registered broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AGSI is also the principal underwriter for AGL's Separate Accounts A and D, and Separate Account E of American General Life Insurance Company of New York, which is a wholly-owned subsidiary of AGL. These separate accounts are registered investment companies. AGSI, as the principal underwriter, is not paid any fees on the Policies.

     We and AGSI have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD. FFSC is one of the broker-dealers with a sales agreement. FFSC is affiliated with AGL and with AGSI, but FFSC is treated the same as any other broker-dealer is treated under its sales agreement.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. AGSI also has its own registered representatives who will sell the Policies, and we will pay compensation to AGSI for these sales.

     The compensation payable to broker-dealers or banks for sales of the Policies may vary with the sales agreement, but is generally not expected to exceed, for the Platinum Investor I Policies:

     . 90% of the premiums paid in the first Policy year up to a "target" amount;

     . 4% of the premiums not in excess of the target amount paid in each of Policy years 2 through 10;

     . 2.5% of all premiums in excess of the target amount received in any of Policy years 1 through 10; and

     . 25% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options after Policy year 1.

The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

     The compensation payable to the broker-dealers or banks for the Platinum Investor II Policies is generally not expected to exceed:

     .    20% of premiums paid in the first Policy year up to the target amount;

     . 12% of the premiums not in excess of the target amount paid in each of Policy years 2 through 7;

     . 2.5% on all premiums in excess of the target amount received in any of Policy years 1 through 7; and

     . 25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options after Policy year 1.

     The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay a comparable amount of compensation to the broker-dealers or banks with respect to any increase in the specified amount of coverage that you request. In addition, we may pay broker-dealers or banks expense allowances, bonuses, wholesaler fees and training allowances.

     We pay the compensation directly to AGSI or any other selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described on page 8. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

     We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of AGSI and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan and affect the amount of benefits earned each year.

PAYMENT OF POLICY PROCEEDS

     General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of declared fixed interest account option proceeds. We have the right, however, to defer payment or transfers of amounts out of our declared fixed interest account option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of separate account proceeds. We reserve the right to defer payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted;

     . an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the accumulation value; or

     .    the SEC by order permits the delay for the protection of owners.

Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application and any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in some other way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

     . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

ADJUSTMENTS TO DEATH BENEFIT

     Suicide. If the insured person commits suicide within two years after the date on which the Policy was issued, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus any outstanding Policy loan and any partial surrenders. If the insured person commits suicide within two years after the effective date of an increase in specified amount that you requested, we will pay the death benefit based on the specified amount which was in effect before the increase, plus the monthly insurance deductions for the increase. Some states require that we compute differently these periods for non-contestability following a suicide.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. If the insured person dies during the Policy's grace period, we will deduct any overdue monthly charges from the insurance proceeds.

ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance on a pro-rata basis to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . end the automatic rebalancing feature if your accumulation value falls below $5,000;

     .    change the underlying Mutual Fund that any investment option uses;

     . add or delete investment options, combine two or more investment options, or withdraw assets relating to Platinum Investor from one investment option and put them into another;

     . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

     . operate the separate account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Our separate account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with applicable law in making any changes and, if necessary, we will seek Policy owner approval.

PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of the Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges.

     We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning, and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any division reflects the performance of a hypothetical Policy and are not illustrative of how actual investment performance would affect the benefits under your Policy. You should not consider such performance information to be an estimate or guarantee of future performance.

OUR REPORTS TO POLICY OWNERS

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

AGL'S MANAGEMENT

     The directors, executive officers, and (to the extent responsible for variable life operations) the other principal officers of AGL are listed below.

NAME                    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------
Jon P. Newton           Director and Vice Chairman of American General Life
                        Insurance Company since February 1996. Director of
                        American General Corporation since October 1995 and Vice
                        Chairman since April 1997; Vice Chairman and General
                        Counsel (October 1995-April 1997). Director of other
                        American General affiliates since October 1994. Prior thereto, Partner with Clark, Thomas, Winter & Newton,
                        Austin, Texas (February 1979-February 1993).
                        Directorships with Houston Museum of Natural Science
                        Board of Trustees since 1997; University of Texas Law
                        School Foundation Board of Trustees, Austin, Texas since
                        1997; University of Texas-Houston Health Science Center
                        Development Board, Houston, Texas since 1996; Texas
                        Commerce Bancshares, Houston, Texas (1985-1993); Texas
                        Commerce Bank, Austin, Texas (1979-1993); Lomas
                        Financial Corporation, Dallas, Texas (1983-1993); Vista
                        Properties, Inc., Dallas, Texas (1992-1993).

Rodney O. Martin, Jr.   Chairman of the Board of American General Life Insurance
                        Company since July, 1998 and a Director since August
                        1996. President and CEO (August 1996-July 1998).
                        President of American General Life Insurance Company of
                        New York (November 1995-August 1996). Vice President
                        Agencies, with Connecticut Mutual Life Insurance Company
                        (1990-1995).

Ronald H. Ridlehuber    Director, President and Chief Executive Officer of
                        American General Life Insurance Company since July,
                        1998. Senior Vice President and Chief Marketing Officer of Jefferson-Pilot Life Insurance Company in Greensboro,
                        North Carolina (1993-1998). Before 1993 held various positions with Southland Life Insurance

                        Company in Dallas, Texas and Atlanta, Georgia including Vice President, Sales.

David A. Fravel         Director and Senior Vice President of American General
                        Life Insurance Company since November 1996. Elected
                        Executive Vice President in April, 1998. Senior Vice
                        President Massachusetts Mutual, Springfield, Missouri
                        (March 1996-June 1996); Vice President, New Business,
                        Connecticut Mutual Life, Hartford, Connecticut (December
                        1978-March 1996).

Robert F. Herbert, Jr.  Director, Senior Vice President and Treasurer of
                        American General Life Insurance Company since May 1996, and Controller and Actuary from June 1988 to May 1996.

Royce G. Imhoff, II     Director, Senior Vice President and Chief Marketing
                        Officer for American General Life Insurance Company since November 1997, Vice President (August 1996-August
                        1997), and Regional Director (1992-1996).

John V. LaGrasse        Director, Senior Vice President and Chief Systems
                        Officer of American General Life Insurance Company since
                        August 1996. Elected Executive Vice President in July,
                        1998. Prior thereto, Director of Citicorp Insurance
                        Services, Inc., Dover, Delaware (1986-1996).

Gary D. Reddick         Executive Vice President of American General Life
                        Insurance Company since April 1998 and Director since
                        October 1998. Vice Chairman since July 1997 and
                        Executive Vice President-Administration of The Franklin
                        Life Insurance Company since February 1995. Senior Vice
                        President-Administration of American General Corporation
                        (October 1994-February 1995). Senior Vice President for
                        American General Life Insurance Company (September 1986-
                        October 1994).

Philip K. Polkinghorn   Director of American General Life Insurance Company
                        since February 1997. Executive Vice President and Chief
                        Financial Officer since December 1998. Senior Vice
                        President-Product Development Center since April, 1998.
                        Senior Vice President and Chief Marketing Officer
                        (December 1996-September 1997). Prior thereto, Chief
                        Financial Officer, Connecticut Mutual Life Insurance
                        Company (March 1995-March 1996); Senior Vice President
                        First Colony Life Insurance Company, Lynchburg, Virginia
                        (March 1996-December 1996), and Chief Marketing Officer,
                        Allmerica Financial, Worcester, MA (March 1993-April
                        1994).

Wayne A. Barnard        Senior Vice President and Chief Actuary of American
                        General Life Insurance Company since November 1997 and
                        Vice President since February, 1991 and Chief Actuary since February, 1993.

Rebecca G. Campbell     In December 1998 named as Senior Vice President -
                        Organization Development and Change Management for
                        American General Life Insurance Company. Various positions with American General Life Insurance Company since 1983, including Director of Human Resources in 1993 and Vice President - Human Resources in 1996.

Ross D. Friend          In July 1998 named as Senior Vice President and Chief
                        Compliance Officer of American General Life Insurance
                        Company. Senior Vice President and General Counsel of
                        The Franklin Life Insurance Company, Springfield,
                        Illinois (August 1996 - July 1998). Attorney-in-Charge for The Prudential Insurance Company, Jacksonville,
                        Florida (July 1995 - August 1996). Chief Legal Officer for Confederation Life Insurance, Atlanta, Georgia
                        (1982 - June 1995).

 F. Paul Kovach, Jr.    Senior Vice President-Broker Dealers and FIMG for
                        American General Life Insurance Company since August
                        1997. Since October 1994, President and Director of
                        American General Securities Incorporated. Vice President of Chubb Securities Corporation, Concord, New Hampshire,
                        (February 1990-October 1994).

Simon J. Leech          In July 1997 named as Senior Vice President-Houston
                        Service Center for American General Life Insurance
                        Company. Various positions with American General Life
                        Insurance Company since 1981, including Director of POS in 1993, and Vice President-Policy Administration in
                        1995.

Brian D. Murphy         In April 1998 named as Senior Vice President-Insurance
                        Operations of American General Life Insurance Company.
                        Vice President-Sales, Phoenix Home Life, Hartford, CT
                        (January 1997-April 1998). Vice President of
                        Underwriting and Issue, Phoenix Home Life (July 1994-
                        January 1997). Various positions with Mutual of New
                        York, Syracuse, NY, including Agent, Agency Manager,
                        Marketing Life and Disability Income Underwriting
                        Management, (1978-July 1994).

JoAnn Waddell           In October 1998 named as Senior Vice President - Human
                        Resources for American General Life Insurance Company.
                        Vice President - Human Resources for American General
                        Corporation (1995 - October 1998) and Director,
                        Corporate Personnel of American General Corporation
                        (1993 -1995).

Don M. Ward             In February 1998 named as Senior Vice President-Variable
                        Products-Marketing of American General Life Insurance
                        Company. Vice President of Pacific Life Insurance
                        Company, Newport Beach, CA (1991-February 1998).

Thomas M. Zurek         In December 1998 named as Senior Vice President and
                        General Counsel of American General Life Insurance
                        Company. In February 1998 named as Senior Vice President and Deputy General Counsel of American General
                        Corporation. Attorney Shareholder with Nyemaster, Goode,
                        Voigts, West, Hansell & O'Brien, Des Moines, Iowa (June
                        1992-February 1998).

Larry M. Robinson       In April 1998 named as Vice President-Variable Products-
                        Marketing of American General Life Insurance Company.
                        From July 1996 Vice President of American General Life
                        Insurance Company. Vice President of Business
                        Development of Allmerica Financial, Worcester, MA (1994-
                        1996). Vice President of Life Marketing at Nationwide
                        Insurance Enterprise, Columbus, Ohio (1991-1994).

    The principal business address of each person listed above is our Home Office; except that the street number for Messrs. Newton, Fravel, LaGrasse, Martin, Polkinghorn, Reddick and Zurek and Ms. Campbell is 2929 Allen Parkway and the street number for Mr. Kovach is 2727 Allen Parkway.


PRINCIPAL UNDERWRITER'S MANAGEMENT

The directors and principal officers of the principal underwriter are:

                                            Position and Offices
                                              with Underwriter,
Name and Principal                            American General
Business Address                           Securities Incorporated
-----------------                          -----------------------

F. Paul Kovach, Jr.                        Director and Chairman,
American General Securities Incorporated   President and Chief Executive
2727 Allen Parkway                         Officer
Houston, TX 77019

Royce G. Imhoff, II                        Director
American General Life Companies
2727-A Allen Parkway
Houston, Texas 77019

Rodney O. Martin, Jr.                      Director and Vice Chairman
American General Life Companies
2929 Allen Parkway
Houston, TX 77019

John A. Kalbaugh                           Vice President -
American General Life Companies            Chief Marketing Officer
2727 Allen Parkway
Houston, TX 77019

Robert M. Roth                             Vice President -
American General Securities Incorporated   Administration and Compliance,
2727 Allen Parkway                         Treasurer and Secretary
Houston, TX  77019

Pauletta P. Cohn                           Assistant Secretary
American General Life Companies
2727 Allen Parkway
Houston, TX  77019

Robert F. Herbert                          Assistant Treasurer
American General Life Companies
2727-A Allen Parkway
Houston, Texas 77019

K. David Nunley                            Assistant Associate Tax Officer
2727-A Allen Parkway
Houston, TX 77019

LEGAL MATTERS

  We are not involved in any legal proceedings that would be considered material with respect to a Policy owner's interest in Separate Account VL-R. Steven A. Glover, Esquire, Senior Counsel of American General Life Companies, has opined as to the validity of the Policies. Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised AGL about certain federal securities and tax law matters in connection with the Policies.

INDEPENDENT AUDITORS

  The financial statements of AGL and Separate Account VL-R included in this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports appearing elsewhere in this prospectus. Such financial statements have been included in this prospectus in reliance upon the reports of Ernst & Young LLP given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP is located at One Houston Center, 1221 McKinney, Suite 2400, Houston, Texas 77010-2007.

ACTUARIAL EXPERT

  Actuarial matters have been examined by Wayne A. Barnard, who is Senior Vice President and Chief Actuary of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

SERVICE AGREEMENTS

  American General Life Companies ("AGLC") is party to an existing general services agreement with AGL. AGLC, an affiliate of AGL, is a corporation incorporated in Delaware on November 24, 1997. Pursuant to this agreement, AGLC provides services to AGL, including most of the administrative, data processing, systems, customer services, product development, actuarial, auditing, accounting and legal services for AGL and the Platinum Investor Policies.

  The Franklin Life Insurance Company ("FL") is also a party to the general services agreement. FL is affiliated with AGL and is located at #1 Franklin Square, Springfield, Illinois 62713-0001. FL provides most of the employees who service our Policies at the Springfield Service Center. The Policy owners who receive services thorough the Springfield Service Center purchase their Policies with the assistance of an AGL representative who is associated with FFSC. Pursuant to the general services agreement, the Springfield Service Center processes applications and issues Policies, accepts premiums, and provides most of the customer services and administrative services. AGL reimburses FL for the cost of these services, and FL does not make a profit.

  We have entered into administrative services agreements with the advisers or administrators for the Mutual Funds. We receive fees for the administrative services we perform. These fees do not result in any additional charges under the Policies that are not described under "What charges will AGL deduct from my investment in a Policy?"

CERTAIN POTENTIAL CONFLICTS

  The Mutual Funds sell shares to separate accounts of insurance companies, both affiliated and not affiliated with AGL. We currently do not foresee any disadvantages to you arising out of such sales. Differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various owners to conflict. For example, violation of the federal tax laws by one separate account investing in the Funds could cause the contracts funded through another separate account to lose their tax-deferred status, unless remedial action were taken. However, each Mutual Fund has advised us that its board of trustees (or directors) intends to monitor events to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that a Fund's response to any such event insufficiently protects our Policy owners, we will see to it that appropriate action is taken to do so. If it becomes necessary for any separate account to replace shares of any Mutual Fund in which it invests, that Fund may have to liquidate securities in its portfolio on a disadvantageous basis.


YEAR 2000 CONSIDERATIONS

  Internal Systems. AGL's ultimate parent, American General Corporation ("AGC"), has numerous technology systems that are managed on a decentralized basis.
AGC's Year 2000 readiness efforts are being undertaken by its key business units with centralized oversight. Each business unit, including AGL, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

  While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of our information technology and non-information technology systems; (2) assess which items in the inventory may expose us to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and (5) return the systems to operations. As of December 31, 1998, substantially all of our critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.

  Third Party Relationships. We have relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) AGL and include organizations with which we exchange information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that we exercise less, or no, control over Year 2000 readiness. We developed a plan to assess and attempt to reduce the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those relating to AGL. A more detailed evaluation will be completed during first quarter 1999 as part of our contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, our testing activities will extend through 1999.

  Contingency Plans. AGL and its affiliates have commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. We are currently developing contingency plans and expect to substantially complete all contingency planning activities during the second quarter of 1999.

  Risks and Uncertainties. Based on our plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, we believe that we will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on AGL's future results of operations, liquidity, or financial condition. However, due to the size and complexity of this project, risks and uncertainties exist, and we cannot predict a most reasonably likely worst case scenario. If conversion of our internal systems is not completed on a timely basis (due to non-performance by significant third-party vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing our plans), or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issues could have a material adverse impact on our operations following the turn of the century.

  Costs. Through December 31, 1998, AGL has incurred, and anticipates that it will continue to incur, costs for internal staff, third-party vendors, and other expenses to achieve Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on our results of operations or financial condition. In addition, we have elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans.
Costs of the replacement systems are not passed to Divisions of the Separate Account.

                              FINANCIAL STATEMENTS

  The financial statements of AGL contained in this prospectus should be considered to bear only upon the ability of AGL to meet its obligations under Platinum Investor Policies. They should not be considered as bearing upon the investment experience of the separate account. The financial statements of Separate Account VL-R are limited to 1998 because Separate Account VL-R commenced operations in 1998.

                                                                     PAGE TO
                                                                   SEE IN THIS
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT VL-R                       PROSPECTUS
                                                                   -----------
Report of Ernst & Young LLP Independent Auditors.................  VL-R-1
Statement of Net Assets as of December 31, 1998..................  VL-R-2
Statement of Operations for the twelve months
 ended December 31, 1998.........................................  VL-R-2
Statement of Changes in Net Assets for the twelve months
 ended December 31, 1998.........................................  VL-R-3
Notes to Financial Statements....................................  VL-R-4

                                                                     PAGE TO
CONSOLIDATED FINANCIAL STATEMENTS OF                               SEE IN THIS
AMERICAN GENERAL LIFE INSURANCE COMPANY                             PROSPECTUS
----------------------------------------------------------------   -----------

Report of Ernst & Young LLP, Independent Auditors................       F-1

Consolidated Balance Sheets as of December 31, 1998 and 1997.....       F-2

Consolidated Income Statements for the years ended
December 31, 1998, 1997 and 1996.................................       F-3

Consolidated Statements of Comprehensive Income for
the years ended December 31, 1998, 1997 and 1996.................       F-4

Consolidated Statements of Shareholders' Equity for the years
ended December 31, 1998, 1997 and 1996...........................       F-5

Consolidated Statements of Cash Flows for the years ended
December 31, 1998, 1997 and 1996.................................       F-6

Notes to Consolidated Financial Statements.......................       F-7

[ERNST & YOUNG LLP LOGO]       . One Houston Center        . Phone: 713 750-1500
                                 Suite 2400                  Fax:   713 750-1501
                                 1221 McKinney
                                 Houston, Texas 77010-2007


                        Report of Independent Auditors

Board of Directors
American General Life Insurance Company
 and
Policy Owners
American General Life Insurance Company
 Platinum Investor Divisions
 of Separate Account VL-R

We have audited the accompanying statement of net assets of the Platinum Investor Divisions of American General Life Insurance Company (the "Company") Separate Account VL-R as of December 31, 1998, and the related statements of operations and changes in net assets for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Platinum Investor Divisions of American General Life Insurance Company Separate Account VL-R at December 31, 1998, and the results of its operations and changes in its net assets for the period then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP


                                                           /s/ ERNST & YOUNG LLP
                                                           ---------------------

February 10, 1999

       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                                     VL-R-1

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                          PLATINUM INVESTOR DIVISIONS

                            SEPARATE ACCOUNT  VL-R


                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998



ASSETS:
     Investment securities - at market (cost $9,187,377)..........................................      $       9,606,457
     Due from American General Life Insurance Company ............................................                    797
                                                                                                        -----------------
          NET ASSETS FOR VARIABLE LIFE INSURANCE  POLICIES .......................................      $       9,607,254
                                                                                                        =================



                            STATEMENT OF OPERATIONS
                        PERIOD ENDED DECEMBER 31, 1998


INVESTMENT INCOME:
     Dividends from mutual funds..................................................................      $       46,640

EXPENSES:
     Expense and mortality fee....................................................................             (88,100)
                                                                                                        --------------
          NET INVESTMENT EXPENSE..................................................................             (41,460)
                                                                                                        --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments.............................................................             (23,757)
     Capital gain distributions from mutual funds.................................................             159,961
     Net unrealized gain on investments...........................................................             419,080
                                                                                                        --------------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ........................................             555,284
                                                                                                        --------------

          INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................      $      513,824
                                                                                                        ==============

SEE ACCOMPANYING NOTES.

                                    VL-R-2

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                          PLATINUM INVESTOR DIVISIONS

                            SEPARATE ACCOUNT  VL-R


                      STATEMENT OF CHANGES IN NET ASSETS
                        PERIOD ENDED DECEMBER 31, 1998



   ..................................................................................................
OPERATIONS:
    Net investment expense...........................................................................   $      (41,460)
    Net realized loss on investments.................................................................          (23,757)
    Capital gain distributions from mutual funds.....................................................          159,961
    Net unrealized gain on investments...............................................................          419,080
                                                                                                        --------------
        Increase in net assets resulting from operations.............................................          513,824
                                                                                                        --------------

PRINCIPAL TRANSACTIONS:
    Premiums, net of premium taxes...................................................................        8,694,541
    Purchase payments from internal rollover transactions ...........................................        1,099,589
    Cost of insurance and administrative expenses....................................................         (676,871)
    Payments to contract owners:
        Terminations and withdrawals.................................................................          (23,829)
                                                                                                        --------------
    Increase in net assets resulting from principal transactions.....................................        9,093,430
                                                                                                        --------------
    TOTAL INCREASE IN NET ASSETS ....................................................................        9,607,254

NET ASSETS:
    Beginning of period..............................................................................                0
                                                                                                        --------------
    End of period....................................................................................   $    9,607,254
                                                                                                        ==============

See accompanying notes.

                                    VL-R-3

                         NOTES TO FINANCIAL STATEMENTS
                          PLATINUM INVESTOR DIVISIONS
                             SEPARATE ACCOUNT VL-R


Note A - Organization

  American General Life Insurance Company Separate Account VL-R (the "Separate Account") was established by resolution of the Board of Directors of American General Life Insurance Company (the "Company") on May 6, 1997. The Separate Account is registered under the Investment Company Act of 1940 as a unit investment trust and consists of twenty investment divisions at December 31, 1998. The seventeen Platinum Investor Divisions (the "Divisions") received their first deposits in May 1998.

  These Divisions, funded by series of independently managed mutual fund portfolios ("Funds") which are available through Platinum Investor I and Platinum Investor II Variable Life Insurance Policies offered by the Company are as follows:

AIM VARIABLE INSURANCE FUNDS, INC.:            MORGAN STANLEY DEAN WITTER
 V.I. International Equity Fund                UNIVERSAL FUNDS, INC. ("MSDWUF"):
 V.I. Value Fund                               (formerly, "Morgan Stanley Universal Funds, Inc. MSUF")
                                               Equity Growth Portfolio
                                               High Yield Portfolio

AMERICAN GENERAL SERIES PORTFOLIO COMPANY:
 International Equities Fund                   PUTNAM VARIABLE TRUST:
 MidCap Index Fund                             Putnam VT Diversified Income Fund
 Money Market Fund                             Putnam VT Growth and Income Fund
 Stock Index Fund                              Putnam VT International Growth and Income Fund

DREYFUS VARIABLE INVESTMENT FUND:
 Quality Bond Portfolio                        SAFECO RESOURCE SERIES TRUST:
 Small Cap Portfolio                           Equity Portfolio
                                               Growth Portfolio
MFS VARIABLE INSURANCE TRUST:
 MFS Emerging Growth Series                    VAN KAMPEN LIFE INVESTMENT TRUST:
                                               Strategic Stock Portfolio

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

  The accompanying financial statements of the Divisions of the Separate Account have been prepared on the basis of generally accepted accounting principles ("GAAP"). The accounting principles followed by the Divisions and the methods of applying those principles are presented below or in the footnotes which follow.

  SECURITY VALUATION - The investments in shares of the Funds listed above are valued at the closing net asset value (market) per share as determined by the Funds on the day of measurement.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the date the order to buy or sell is executed ("trade date"). Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt. Realized gains and losses from security transactions are determined on the basis of identified cost.

                                    VL-R-4

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED


Charges and Expenses

DEDUCTIONS FROM PREMIUM PAYMENTS. Certain jurisdictions require that a deduction be made from each premium payment for taxes. The amount of such deduction currently ranges from .75% to 3.5%. Prior to allocation to the Separate Account, an additional 2.5% is deducted from each after-tax premium payment.

  SEPARATE ACCOUNT CHARGES. Currently, daily charges at an annual effective rate of .75% on the daily net asset value of the Divisions are paid to the Company. These charges are made in return for the Company's assumption of mortality and expense risks associated with the policies issued.

  For each policy, a reduction in the current daily charge by .25% will occur after policy year 10, and a further reduction of .25% will occur after policy year 20. Because the policies were first offered in 1998, this decrease has not yet occurred for any outstanding policy.

  Other charges paid to the Company include: deductions for monthly administrative charges, the cost of insurance, additional benefit riders, and withdrawal charges.

  The monthly administrative charge deduction is $6 for each policy in force.
An additional monthly expense deduction for Platinum Investor II policies is charged during the first two policy years, and for the first two years on any increase in specified amount. The amount of this charge varies from $0.0999 per $1,000 of specified amount to $1.88 per $1,000 of specified amount (or increase in specified amount), depending upon the age and other characteristics of the insured person.

  Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person, are among the variables included in the calculation for the cost of insurance deduction.

  Surrender charges are deducted for the Platinum Investor I policies if the policy is surrendered during the policy's first 10 years. Beginning in the fourth policy year, the amount of the surrender charge decreases by a constant amount each policy year. In addition, a $25 transaction fee per policy is
charged for each partial surrender made.   No surrender charges or transaction
fees were collected for the year ended December 31, 1998.



NOTE C - FEDERAL INCOME TAXES


  The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

                                    VL-R-5

SEPARATE ACCOUNT VL-R - Platinum Investor Divisions
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - YEAR 2000 CONTINGENCY (UNAUDITED)

     Internal Systems. The Company's ultimate parent, American General Corporation (AGC), has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit, including the Company, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

     While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of the Company's information technology and non-information technology systems; (2) assess which items in the inventory may expose the company to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and
(5) return the systems to operations. As of December 31,1998, substantially all of the Company's critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.

     Third Party Relationships. The Company has relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) the Company and include organizations with which the company exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that the Company exercises less, or no, control over Year 2000 readiness. The Company has developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those relating to the Company. A more detailed evaluation will be completed during the first quarter 1999 as part of the Company's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, the Company's testing activities will extend through 1999.

     Contingency Plans. The Company has commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. The Company is currently developing contingency plans and expects to substantially complete all contingency planning activities by April 30, 1999.

     Risks and Uncertainties. Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, the Company believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on the Company's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and the Company is not able to predict a most reasonably likely worst case scenario. If conversion of the Company's internal systems is not completed on a timely basis (due to non-performance by significant third-party vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing the Company's plans), or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issues could have a material adverse impact on the Company's operations following the turn of the century.

     Costs. Through December 31,1998, the Company has incurred, and anticipates that it will continue to incur, costs for internal staff, third-party vendors, and other expenses to achieve Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on the Company's results of operations or financial condition. In addition, the Company has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are being capitalized and amortized over their useful lives, in accordance with the Company's normal accounting policies. These costs are not passed to Divisions of the Separate Account.

                                    VL-R-6

Note E - Investments

   Fund shares are purchased at net asset value with net policy transactions (net premium payments less surrenders and amounts payable to the Company for administrative, insurance and surrender charges) and reinvestment of distributions made by the Funds. The following is a summary of shares of the Funds owned as of December 31, 1998.


                                                                                    Value of                 Unrealized
                                                                        Net Asset   Shares at   Costs of    Appreciation
                     Fund                                     Shares      Value      Market   Shares Held  (Depreciation)
AIM Variable Insurance Funds, Inc.:
     V. I. International Equity Fund...................      15,471.115   $19.62   $  303,543   $  279,815   $ 23,728
     V. I. Value Fund..................................      22,150.566    26.25      581,452      532,429     49,023
                                                                                   ----------   ----------   --------
                                                                                      884,995      812,244     72,751
American General Series Portfolio Company:
    International Equities Fund........................       4,158.085    11.37       47,277       46,141      1,136
    MidCap Index Fund..................................       9,269.859    25.37      235,177      205,762     29,415
    Money Marlket Fund.................................   3,511,689.890     1.00    3,511,690    3,511,690          0
    Stock Index Fund...................................      34,154.777    37.54    1,282,170    1,124,580    157,590
                                                                                   ----------   ----------   --------
                                                                                    5,076,314    4,888,173    188,141
Dreyfus Variable Investment Fund:
    Quality Bond Portfolio.............................      18,338.318    11.50      210,891      213,020     (2,129)
    Small  Cap Portfolio...............................       8,292.429    53.91      447,045      430,303     16,742
                                                                                   ----------   ----------   --------
                                                                                      657,936      643,323     14,613
MFS Variable Insurance Trust:
     MFS Emerging Growth Series .......................      15,920.906    21.47      341,822      284,300     57,522

Morgan Stanley Dean Witter Universal Funds, Inc.:
     Equity Growth Portfolio...........................      34,948.835    15.10      527,728      478,143     49,585
     High Yield Portfolio..............................      13,924.985    10.35      144,124      147,206     (3,082)
                                                                                   ----------   ----------   --------
                                                                                      671,852      625,349     46,503
Putnam Variable Trust:
     VT Diversified Income Fund........................      24,749.176    10.47      259,124      256,448      2,676
     VT Growth and Income Fund ........................      10,545.965    28.75      303,196      285,841     17,355
     VT International Growth and Income Fund ..........      12,954.286    12.24      158,560      150,230      8,330
                                                                                   ----------   ----------   --------
                                                                                      720,880      692,519     28,361
SAFECO Resource Series Trust:
     Equity Portfolio..................................      14,661.330    29.97      439,400      417,999     21,401
     Growth Portfolio..................................      35,207.637    21.30      749,923      763,633    (13,710)
                                                                                   ----------   ----------   --------
                                                                                    1,189,323    1,181,632      7,691
Van Kampen Life Investment Trust:
     Strategic Stock Portfolio.........................       5,308.876    11.93       63,335       59,837      3,498
                                                                                   ----------   ----------   --------

Total..................................................                            $9,606,457   $9,187,377   $419,080
                                                                                   ==========   ==========   ========


   The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 1998 were $13,694,733 and $4,483,599,
respectively.   The cost of total investments owned at December 31, 1998 was the same for both financial reporting and federal income tax purposes. Gross unrealized appreciation and gross unrealized depreciation as of December 31, 1998 were $438,002 and $18,922, respectively.


                                    VL-R-7

SEPARATE ACCOUNT VL-R - PLATINUM INVESTOR DIVISIONS
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE F - SUMMARY OF CHANGES IN UNITS

SUMMARY OF CHANGES IN UNITS FOR THE PERIOD ENDED DECEMBER 31, 1998


                                             AIM V.I.       AIM V.I.           AGSPC             AGSPC              AGSPC
                                          International      Value         International       MidCap Index      Money Market
                                           Equity Fund        Fund         Equities Fund          Fund               Fund
Outstanding at beginning of period..             0.000           0.000             0.000             0.000              0.000
Purchase payments ..................         3,933.994       5,028.181         1,258.721         2,203.174        887,232.172
Transfers between funds.............        27,288.385      47,610.818         3,442.353        19,353.676       (515,790.168)
COI and administration charges .....          (508.526)     (2,555.107)         (264.382)         (688.290)       (27,327.516)
Surrenders..........................             0.000         (57.308)            0.000             0.000         (1,749.912)
                                            ----------      ----------         ---------        ----------       ------------
Outstanding at end of period........        30,713.853      50,026.584         4,436.692        20,868.560        342,364.576
                                            ==========      ==========         =========        ==========       ============

                                              AGSPC           Dreyfus           Dreyfus             MFS            MSDWUF
                                              Stock           Quality            Small           Emerging          Equity
                                              Index            Bond               Cap             Growth           Growth
                                               Fund          Portfolio         Portfolio          Series          Portfolio
Outstanding at beginning of period..             0.000            0.000            0.000             0.000            0.000
Purchase payments ..................         8,628.761        2,899.836        2,877.991         2,165.052        3,375.968
Transfers between funds.............       107,442.283       18,269.597       47,736.008        27,489.472       48,846.035
COI and administration charges .....        (3,054.075)        (158.453)      (2,885.870)         (789.766)      (2,332.117)
Surrenders..........................             0.000            0.000          (23.364)          (50.229)         (31.365)
                                           -----------       ----------       ----------        ----------       ----------
Outstanding at end of period........       113,016.969       21,010.980       47,704.765        28,814.529       49,858.521
                                           ===========       ==========       ==========        ==========       ==========


                                             MSDWUF            Putnam VT         Putnam VT        Putnam VT
                                              High            Diversified        Growth and      Intl Growth        SAFECO
                                             Yield              Income            Income          and Income        Equity
                                           Portfolio             Fund              Fund             Fund           Portfolio

Outstanding at beginning of period..           0.000              0.000            0.000             0.000            0.000
Purchase payments ..................       1,079.788          2,736.793        2,895.013         1,481.444        1,848.660
Transfers between funds.............      13,535.025         25,670.109       27,336.414        15,779.278       38,805.245
COI and administration charges .....        (172.575)        (1,113.705)        (915.004)         (368.239)      (1,228.964)
Surrenders..........................           0.000              0.000          (93.286)            0.000            0.000
                                          ----------         ----------       ----------        ----------       ----------
Outstanding at end of period........      14,442.238         27,293.197       29,223.137        16,892.483       39,424.941
                                          ==========         ==========       ==========        ==========       ==========



                                                   SAFECO                       Van Kampen LIT
                                                   Growth                       Strategic Stock
                                                  Portfolio                       Portfolio

Outstanding at beginning of period...                  0.000                           0.000
Purchase payments ...................             11,571.367                       1,026.844
Transfers between funds..............             78,917.682                       5,152.249
COI and administration charges ......             (3,046.234)                       (190.338)
Surrenders...........................                (13.296)                        (49.497)
                                                  ----------                       ---------
Outstanding at end of period .......              87,429.519                       5,939.258
                                                  ==========                       =========

                                    VL-R-8

NOTES G - NET ASSETS REPRESENTED BY:
                                              December 31, 1998

UNITS OUTSTANDING:                                                               Units          Unit Value        Amount
AIM Variable Insurance Funds, Inc.:
     AIM V.I. International Equity Fund....................................    30,713.853   $     9.883756    $    303,568
     AIM V.I. Value Fund...................................................    50,026.584        11.623823         581,500
                                                                                                              ------------
                                                                                                                   885,068
                                                                                                              ------------
AMERICAN GENERAL SERIES PORTFOLIO COMPANY:
     International Equities Fund...........................................     4,436.692        10.657122          47,282
     MidCap Index Fund.....................................................    20,868.560        11.270655         235,202
     Money Market Fund.....................................................   342,364.576        10.258008       3,511,979
     Stock Index Fund......................................................   113,016.969        11.345869       1,282,276
                                                                                                              ------------
                                                                                                                 5,076,739
                                                                                                              ------------
DREYFUS VARIABLE INVESTMENT FUND:
     Quality Bond Portfolio................................................    21,010.980        10.037989         210,908
     Small Cap Portfolio...................................................    47,704.765         9.371844         447,082
                                                                                                              ------------
                                                                                                                   657,990
                                                                                                              ------------
MFS VARIABLE INSURANCE TRUST:
     MFS Emerging Growth Series............................................    28,814.529        11.863805         341,850
                                                                                                              ------------
MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.:
     Equity Growth Portfolio...............................................    49,858.521        10.585368         527,771
     High Yield Portfolio..................................................    14,442.238         9.980132         144,136
                                                                                                              ------------
                                                                                                                   671,907
                                                                                                              ------------
PUTNAM VARIABLE TRUST:
     Putnam VT Diversified Income Fund ....................................    27,293.197         9.494863         259,145
     Putnam VT Growth and Income Fund......................................    29,223.137        10.376073         303,221
     Putnam VT International Growth and Income Fund .......................    16,892.483         9.387222         158,574
                                                                                                              ------------
                                                                                                                   720,940
                                                                                                              ------------
SAFECO RESOURCE SERIES TRUST:
     Equity Portfolio......................................................    39,424.941        11.146147         439,436
     Growth Portfolio......................................................    87,429.519         8.578159         749,984
                                                                                                              ------------
                                                                                                                 1,189,420
                                                                                                              ------------
VAN KAMPEN  LIFE INVESTMENT TRUST:
     Strategic Stock Portfolio.............................................     5,939.258        10.664649          63,340
                                                                                                              ------------
VALUE OF UNITS OUTSTANDING  AT DECEMBER 31, 1998...........................                                   $  9,607,254
                                                                                                              ============

                                    VL-R-9

[ERNST & YOUNG LLP LETTERHEAD]   . One Houston Center     . Phone: 713 750 1500
                                   Suite 2400               Fax:   713 750 1501
                                   1221 McKinney
                                   Houston, Texas 77010-2007



                         Report of Independent Auditors

Board of Directors and Stockholder
American General Life Insurance Company


We have audited the accompanying consolidated balance sheets of American General Life Insurance Company (an indirectly wholly owned subsidiary of American General Corporation) and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, comprehensive income, shareholder's equity, and cash flows for each of the three years in the period ended
December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American General Life Insurance Company and subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                       /S/ ERNST & YOUNG LLP
                                       ---------------------


February 16, 1999



       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                    American General Life Insurance Company

                          Consolidated Balance Sheets

                                                                                     DECEMBER 31
                                                                              1998                  1997
                                                                          ---------------------------------
                                                                                   (In Thousands)
ASSETS
Investments:
  Fixed maturity securities, at fair value (amortized cost-
    $27,425,605 in 1998 and $26,131,207 in 1997)                          $28,906,261           $27,386,715
  Equity securities, at fair value (cost - $193,368 in 1998
    and $19,208 in 1997)                                                      211,684                21,114
  Mortgage loans on real estate                                             1,557,268             1,659,921
  Policy loans                                                              1,170,686             1,093,694
  Investment real estate                                                      119,520               129,364
  Other long-term investments                                                  86,194                55,118
  Short-term investments                                                      222,949               100,061
                                                                          ---------------------------------
Total investments                                                          32,274,562            30,445,987

Cash                                                                          117,675                99,284
Investment in Parent Company (cost - $8,597 in 1998
  and 1997)                                                                    54,570                37,823
Indebtedness from affiliates                                                  161,096                96,519
Accrued investment income                                                     459,961               433,111
Accounts receivable                                                           196,596               208,209
Deferred policy acquisition costs                                           1,087,718               835,031
Property and equipment                                                         66,197                33,827
Other assets                                                                  206,318               132,659
Assets held in separate accounts                                           15,616,020            11,242,270
                                                                          ---------------------------------
Total assets                                                              $50,240,713           $43,564,720
                                                                          =================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
  Future policy benefits                                                  $29,353,022           $27,849,893
  Other policy claims and benefits payable                                     54,278                42,677
  Other policyholders' funds                                                  398,587               398,314
  Federal income taxes                                                        677,315               543,379
  Indebtedness to affiliates                                                   18,173                 4,712
  Other liabilities                                                           554,783               421,861
  Liabilities related to separate accounts                                 15,616,020            11,242,270
                                                                          ---------------------------------
Total liabilities                                                          46,672,178            40,503,106

Shareholder's equity:
  Common stock, $10 par value, 600,000 shares
    authorized, issued, and outstanding                                         6,000                 6,000
  Preferred stock, $100 par value, 8,500 shares authorized,
    issued, and outstanding                                                       850                   850
  Additional paid-in capital                                                1,368,089             1,184,743
  Accumulated other comprehensive income                                      679,107               427,526
  Retained earnings                                                         1,514,489             1,442,495
                                                                          ---------------------------------
Total shareholder's equity                                                  3,568,535             3,061,614
                                                                          ---------------------------------
Total liabilities and shareholder's equity                                $50,240,713           $43,564,720
                                                                          =================================

See accompanying notes.

                    American General Life Insurance Company

                       Consolidated Statements of Income

                                                                         YEAR ENDED DECEMBER 31
                                                          1998                 1997                1996
                                                   ----------------------------------------------------------
                                                                             (In Thousands)

Revenues:
  Premiums and other considerations                   $  470,238            $  428,721           $  382,923
  Net investment income                                2,316,933             2,198,623            2,095,072
  Net realized investment gains (losses)                 (33,785)               29,865               28,502
  Other                                                   69,602                53,370               41,968
                                                   ----------------------------------------------------------
Total revenues                                         2,822,988             2,710,579            2,548,465

Benefits and expenses:
  Benefits                                             1,788,417             1,757,504            1,689,011
  Operating costs and expenses                           467,067               379,012              347,369
  Interest expense                                            15                   782                  830
  Litigation settlement                                   97,096                     -                    -
                                                   ----------------------------------------------------------
Total benefits and expenses                            2,352,595             2,137,298            2,037,210
                                                   ----------------------------------------------------------
Income before income tax expense                         470,393               573,281              511,255

Income tax expense                                       153,719               198,724              176,660
                                                   ----------------------------------------------------------
Net income                                            $  316,674            $  374,557           $  334,595
                                                   ==========================================================


See accompanying notes.

                    American General Life Insurance Company

                Consolidated Statements of Comprehensive Income

                                                                         YEAR ENDED DECEMBER 31
                                                       1998                  1997                1996
                                                   --------------------------------------------------------
                                                                            (In Thousands)


Net income                                            $316,674             $374,557            $ 334,595
Other comprehensive income:
  Gross change in unrealized gains (losses)
    on securities (pretax: $341,000;
    $318,700; ($404,900))                              222,245              207,124             (263,181)
  Less: gains (losses) realized in net income          (29,336)              (1,251)              11,262
                                                   --------------------------------------------------------
  Change in net unrealized gains (losses) on
    securities (pretax: $387,000; $320,600;
    ($422,200)                                         251,581              208,375             (274,443)
                                                    -------------------------------------------------------
Comprehensive income                                  $568,255             $582,932            $  60,152
                                                   ========================================================


See accompanying notes.

                    American General Life Insurance Company

                Consolidated Statements of Shareholder's Equity

                                                                         YEAR ENDED DECEMBER 31
                                                          1998                 1997                 1996
                                                   ----------------------------------------------------------
                                                                            (In Thousands)
Common stock:
  Balance at beginning of year                        $    6,000           $    6,000           $    6,000
  Change during year                                           -                    -                    -
                                                   ----------------------------------------------------------
Balance at end of year                                     6,000                6,000                6,000

Preferred stock:
  Balance at beginning of year                               850                  850                  850
  Change during year                                           -                    -                    -
                                                   ----------------------------------------------------------
Balance at end of year                                       850                  850                  850

Additional paid-in capital:
  Balance at beginning of year                         1,184,743              933,342              858,075
  Capital contribution from Parent
    Company                                              182,284              250,000               75,000
  Other changes during year                                1,062                1,401                  267
                                                   ----------------------------------------------------------
Balance at end of year                                 1,368,089            1,184,743              933,342

Accumulated other comprehensive income:
  Balance at beginning of year                           427,526              219,151              493,594
  Change in unrealized gains (losses) on
    securities                                           251,581              208,375             (274,443)
                                                   ----------------------------------------------------------
Balance at end of year                                   679,107              427,526              219,151

Retained earnings:
  Balance at beginning of year                         1,442,495            1,469,618            1,324,703
  Net income                                             316,674              374,557              334,595
  Dividends paid                                        (244,680)            (401,680)            (189,680)
                                                   ----------------------------------------------------------
Balance at end of year                                 1,514,489            1,442,495            1,469,618
                                                   ----------------------------------------------------------
Total shareholder's equity                            $3,568,535           $3,061,614           $2,628,961
                                                   ==========================================================


See accompanying notes.

                    American General Life Insurance Company

                     Consolidated Statements of Cash Flows

                                                                         YEAR ENDED DECEMBER 31
                                                              1998                   1997                   1996
                                                     --------------------------------------------------------------------
                                                                            (In Thousands)

OPERATING ACTIVITIES
Net income                                                $    316,674           $    374,557           $    334,595
Adjustments to reconcile net income to net cash
  (used in) provided by operating activities:
    Change in accounts receivable                               11,613                (37,752)                 3,846
    Change in future policy benefits and other policy
      claims                                                  (866,428)            (1,143,736)              (543,193)
    Amortization of policy acquisition costs                   125,062                115,467                102,189
    Policy acquisition costs deferred                         (244,196)              (219,339)              (188,001)
    Change in other policyholders' funds                           273                 21,639                (69,126)
    Provision for deferred income tax expense                   15,872                 13,264                 12,388
    Depreciation                                                19,418                 16,893                 16,993
    Amortization                                               (26,775)               (28,276)               (30,758)
    Change in indebtedness to/from affiliates                  (51,116)                (8,695)                 4,432
    Change in amounts payable to brokers                          (894)                31,769                (25,260)
    Net (gain) loss on sale of investments                      37,016                (29,865)               (28,502)
    Other, net                                                  57,307                 30,409                 32,111
                                                     --------------------------------------------------------------------
Net cash used in operating activities                         (606,174)              (863,665)              (378,286)

INVESTING ACTIVITIES
Purchases of investments and loans made                    (28,231,615)           (29,638,861)           (27,245,453)
Sales or maturities of investments and receipts from
  repayment of loans                                        26,656,897             28,300,238             25,889,422
Sales and purchases of property, equipment, and
  software, net                                               (105,907)                (9,230)                (8,057)
                                                     --------------------------------------------------------------------
Net cash used in investing activities                       (1,680,625)            (1,347,853)            (1,364,088)

FINANCING ACTIVITIES
Policyholder account deposits                                4,688,831              4,187,191              3,593,380
Policyholder account withdrawals                            (2,322,307)            (1,759,660)            (1,746,987)
Dividends paid                                                (244,680)              (401,680)              (189,680)
Capital contribution from Parent                               182,284                250,000                 75,000
Other                                                            1,062                  1,401                    267
                                                     --------------------------------------------------------------------
Net cash provided by financing activities                    2,305,190              2,277,252              1,731,980
                                                     --------------------------------------------------------------------
Increase (decrease) in cash                                     18,391                 65,734                (10,394)
Cash at beginning of year                                       99,284                 33,550                 43,944
                                                     --------------------------------------------------------------------
Cash at end of year                                       $    117,675           $     99,284           $     33,550
                                                     ====================================================================

Interest paid amounted to approximately $420,000, $1,004,000, and $1,080,000 in 1998, 1997, and 1996, respectively.

See accompanying notes.

                    American General Life Insurance Company

                  Notes to Consolidated Financial Statements

                               December 31, 1998

NATURE OF OPERATIONS

American General Life Insurance Company (the "Company") is a wholly owned subsidiary of AGC Life Insurance Company, which is a wholly owned subsidiary of American General Corporation (the "Parent Company"). The Company's wholly owned life insurance subsidiaries are American General Life Insurance Company of New York ("AGNY") and The Variable Annuity Life Insurance Company ("VALIC"). During 1998, the Company formed a new wholly owned subsidiary, American General Life Companies (AGLC), to provide management services to certain life insurance subsidiaries of the Parent Company.

The Company offers a complete portfolio of the standard forms of universal life, variable universal life, interest-sensitive whole life, term life, structured settlements, and fixed and variable annuities throughout the United States. In addition, a variety of equity products is sold through its wholly owned broker/dealer, American General Securities, Inc. The Company serves the estate planning needs of middle- and upper-income households and the insurance needs of small- to medium-sized businesses. AGNY offers a broad array of traditional and interest-sensitive insurance, in addition to individual annuity products. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States.

1. ACCOUNTING POLICIES

1.1 PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.2 STATUTORY ACCOUNTING

The Company and its wholly owned life insurance subsidiaries are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory equity at December 31, 1998.

Statutory financial statements differ from GAAP. Significant differences were as follows (in thousands):

                                                    1998               1997               1996
                                               ------------------------------------------------------
Net income:
  Statutory net income (1998 balance is
    unaudited)                                    $  259,903         $  327,813         $  284,070
  Deferred policy acquisition costs and cost
    of insurance purchased                           116,597            103,872             85,812
  Deferred income taxes                              (53,358)           (13,264)           (12,388)
  Adjustments to policy reserves                      52,445            (30,162)           (19,954)
  Goodwill amortization                               (2,033)            (2,067)            (2,169)
  Net realized gain on investments                    41,488             20,139             14,140
  Litigation settlement                              (63,112)                --                 --
  Other, net                                         (35,256)           (31,774)           (14,916)
                                              -------------------------------------------------------
GAAP net income                                   $  316,674         $  374,557         $  334,595
                                              =======================================================

Shareholders' equity:
  Statutory capital and surplus (1998 balance
    is unaudited)                                 $1,670,412         $1,636,327         $1,441,768
  Deferred policy acquisition costs                1,109,831            835,031          1,042,783
  Deferred income taxes                             (698,350)          (535,703)          (410,007)
  Adjustments to policy reserves                    (274,532)          (319,680)          (297,434)
  Acquisition-related goodwill                        54,754             51,424             55,626
  Asset valuation reserve ("AVR")                    310,564            255,975            291,205
  Interest maintenance reserve ("IMR")                27,323              9,596                 63
  Investment valuation differences                 1,487,658          1,272,339            643,289
  Surplus from separate accounts                    (174,447)          (150,928)          (106,026)
  Other, net                                          55,322              7,233            (32,306)
                                              -------------------------------------------------------
Total GAAP shareholders' equity                   $3,568,535         $3,061,614         $2,628,961
                                              =======================================================

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.2 STATUTORY ACCOUNTING (CONTINUED)

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse; (d) certain assets (principally furniture and equipment, agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (e) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and
(f) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an AVR and an IMR. The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

1.3 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.4 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 1998, 1997, and 1996. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the net adjustment is recorded in accumulated other comprehensive income within shareholders' equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

During 1998, the Company maintained a trading portfolio of certain fixed maturity securities. Trading securities are recorded at fair value. Unrealized gains (losses), as well as realized gains (losses), are included in net investment income. The Company held no trading securities at December 31, 1998, and trading securities did not have a material effect on net investment income in 1998.

MORTGAGE LOANS

Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

POLICY LOANS

Policy loans are reported at unpaid principal balance.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.4 INVESTMENTS (CONTINUED)

INVESTMENT REAL ESTATE

Investment real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

INVESTMENT INCOME

Interest on fixed maturity securities and performing and restructured mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

REALIZED INVESTMENT GAINS

Realized investment gains (losses) are recognized using the specific-identification method.

1.5 SEPARATE ACCOUNTS

Separate Accounts are assets and liabilities associated with certain contracts, principally annuities; for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.6 DEFERRED POLICY ACQUISITION COSTS ("DPAC") AND COST OF INSURANCE PURCHASED ("CIP")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

CIP represents the cost assigned to insurance contracts in force that are acquired through the purchase of a block of business. At December 31, 1998, CIP of $22.1 million was reported within other assets.

DPAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. DPAC and CIP associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

DPAC and CIP are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amount of DPAC and CIP on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.7 PREMIUM RECOGNITION

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC (see Note 1.6).

For limited-payment contracts, net premiums are recorded as revenue, and the difference between the gross premium received and the net premium is deferred and recognized in a constant relationship to insurance in force. For all other contracts, premiums are recognized when due.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.8 OTHER ASSETS

Acquisition-related goodwill, which is included in other assets, is charged to expense in equal amounts over 40 years. The carrying value of goodwill is regularly reviewed by management for indicators of impairment in value. If facts and circumstances suggest that goodwill is impaired, other than temporarily, the Company assesses the fair value of the underlying assets and reduces goodwill accordingly.

1.9 POLICY AND CONTRACT CLAIMS RESERVES

Substantially all of the Company's insurance and annuity liabilities relate to long-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

For interest-sensitive life and insurance investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Reserves are determined using the net level premium method. Interest assumptions used to compute reserves ranged from 2.5% to 13.5% at December 31, 1998.

1.10 REINSURANCE

The Company limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability. The likelihood of a material reinsurance liability being reassumed by the Company is considered to be remote.

A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Reinsurance recoveries on ceded reinsurance contracts were $63 million, $25 million, and $24 million during 1998, 1997, and 1996, respectively. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.10 REINSURANCE

Benefits paid and future policy benefits related to ceded insurance contracts are recorded as reinsurance receivables. The cost of reinsurance is recognized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

1.11 PARTICIPATING POLICY CONTRACTS

Participating life insurance accounted for approximately 2% of life insurance in force at December 31, 1998 and 1997.

The portion of earnings allocated to participating policyholders that cannot be expected to inure to shareholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $4.9 million in 1998.

1.12 INCOME TAXES

The Company and its life insurance subsidiaries, together with certain other life insurance subsidiaries of the Parent Company, are included in a life/non-life consolidated tax return with the Parent Company and its noninsurance subsidiaries. The Company participates in a tax sharing agreement with other companies included in the consolidated tax return. Under this agreement, tax payments are made to the Parent Company as if the companies filed separate tax returns; and companies incurring operating and/or capital losses are reimbursed for the use of these losses by the consolidated return group.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.12 INCOME TAXES (CONTINUED)

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income. Changes related to fluctuations in fair value of available-for-sale securities are included in the consolidated statements of comprehensive income and accumulated other comprehensive income in shareholder's equity.

1.13 ACCOUNTING CHANGES

During 1998, the Company adopted Statement of Financial Accounting Standards
(SFAS) 130, Reporting Comprehensive Income, which establishes standards for reporting and displaying comprehensive income and its components in the financial statements. The Company elected to report comprehensive income and its components in a separate statement of comprehensive income. Adoption of this statement did not change recognition or measurement of net income and, therefore, did not impact the Company's consolidated results of operations or financial position.

Effective December 31, 1998, the Company adopted SFAS 131, Disclosures about Segments of an Enterprise and Related Information, which changes the way companies report segment information. With the adoption of SFAS 131, the Company reports division earnings exclusive of goodwill amortization, net realized investment gains, and nonrecurring items. This methodology is consistent with the manner in which management reviews division results. Adoption of this statement did not impact the Company's consolidated results of operations or financial position.

In June 1998, the Financial Accounting Standards Board issued SFAS 133, Accounting for Derivative Instruments and Hedging Activities, which requires all derivative instruments to be recognized at fair value as either assets or liabilities in the balance sheet. Changes in the fair value of a derivative instrument are to be reported as earnings or other comprehensive income, depending upon the intended use of the derivative instrument. This statement is effective for years beginning after June 15, 1999. Adoption of SFAS 133 is not expected to have a material impact on the Company's consolidated results of operations or financial position.

                    American General Life Insurance Company

2. INVESTMENTS

2.1 INVESTMENT INCOME

Investment income by type of investment was as follows:

                                                    1998                1997                1996
                                              ----------------------------------------------------------
                                                                 (In Thousands)
Investment income:
  Fixed maturities                               $2,101,730          $1,966,528          $1,846,549
  Equity securities                                   1,813               1,067               1,842
  Mortgage loans on real estate                     148,447             157,035             175,833
  Investment real estate                             23,139              22,157              22,752
  Policy loans                                       66,573              62,939              58,211
  Other long-term investments                         3,837               3,135               2,328
  Short-term investments                             15,492               8,626               9,280
  Investment income from affiliates                  10,536              11,094              11,502
                                              ----------------------------------------------------------
Gross investment income                           2,371,567           2,232,581           2,128,297
Investment expenses                                  54,634              33,958              33,225
                                              ----------------------------------------------------------
Net investment income                            $2,316,933          $2,198,623          $2,095,072
                                              ==========================================================

The carrying value of investments that produced no investment income during 1998 was less than 0.2% of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.2 NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows:

                                               1998                 1997                 1996
                                          --------------------------------------------------------
                                                                (In Thousands)
Fixed maturities:
  Gross gains                                $ 20,109             $ 42,966             $ 46,498
  Gross losses                                (62,657)             (34,456)             (47,293)
                                          --------------------------------------------------------
Total fixed maturities                        (42,548)               8,510                 (795)
Equity securities                                 645                1,971               18,304
Other investments                               8,118               19,384               10,993
                                          --------------------------------------------------------
Net realized investment gains (losses)
  before tax                                  (33,785)              29,865               28,502
Income tax expense (benefit)                  (11,826)              10,452                9,976
                                          --------------------------------------------------------
Net realized investment gains (losses)
  after tax                                  $(21,959)            $ 19,413             $ 18,526
                                          ========================================================

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value (see Note 1.4). Amortized cost and fair value at December 31, 1998 and 1997 were as follows:

                                                                GROSS             GROSS
                                          AMORTIZED          UNREALIZED         UNREALIZED               FAIR
                                            COST                GAIN               LOSS                  VALUE
                                      ------------------------------------------------------------------------------
                                                                           (In Thousands)
DECEMBER 31, 1998
Fixed maturity securities:
  Corporate securities:
    Investment-grade                     $18,800,553          $1,129,504            $(26,353)         $19,903,703
    Below investment-grade                 1,409,198              33,910             (45,789)           1,397,320
  Mortgage-backed securities*              6,359,242             294,331                (870)           6,652,703
  U.S. government obligations                417,822              69,321                (178)             486,965
  Foreign governments                        331,699              24,625              (2,437)             353,887
  State and political subdivisions            86,778               4,796                (187)              91,387
  Redeemable preferred stocks                 20,313                   -                 (17)              20,296
                                      ------------------------------------------------------------------------------
Total fixed maturity securities          $27,425,605          $1,556,487            $(75,831)         $28,906,261
                                      ==============================================================================

Equity securities                        $   193,368          $   19,426            $ (1,110)         $   211,684
                                      ==============================================================================

Investment in Parent Company             $     8,597          $   45,973            $      -          $    54,570
                                      ==============================================================================

* Primarily include pass-through securities guaranteed by and mortgage obligations ("CMOs") collateralized by the U.S. government and government agencies.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                                                     GROSS               GROSS
                                               AMORTIZED          UNREALIZED           UNREALIZED             FAIR
                                                 COST                GAIN                 LOSS                VALUE
                                          ------------------------------------------------------------------------------
                                                                           (In Thousands)
DECEMBER 31, 1997
Fixed maturity securities:
  Corporate securities:
    Investment-grade                         $17,913,942          $  906,235            $(17,551)         $18,802,626
    Below investment-grade                       950,438              34,290              (4,032)             980,696
  Mortgage-backed securities*                  6,614,704             278,143              (4,260)           6,888,587
  U.S. government obligations                    289,406              46,529                 (74)             335,861
  Foreign governments                            318,212              18,076              (3,534)             332,754
  State and political subdivisions                44,505               1,686                  --               46,191
                                          ------------------------------------------------------------------------------
Total fixed maturity securities              $26,131,207          $1,284,959            $(29,451)         $27,386,715
                                          ==============================================================================
Equity securities                            $    19,208          $    2,145            $   (239)         $    21,114
                                          ==============================================================================
Investment in Parent Company                 $     8,597          $   29,226            $     --          $    37,823
                                          ==============================================================================

* Primarily include pass-through securities guaranteed by and mortgage obligations ("CMOs") collateralized by the U.S. government and government agencies.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

Net unrealized gains (losses) on securities included in accumulated comprehensive income in shareholders' equity at December 31 were as follows:

                                                                              1998                 1997
                                                                    --------------------------------------------
                                                                                   (In Thousands)

Gross unrealized gains                                                        $1,621,886           $1,316,330
Gross unrealized losses                                                          (76,941)             (29,690)
DPAC and other fair value adjustments                                           (488,120)            (621,867)
Deferred federal income taxes                                                   (377,718)            (237,247)
                                                                    --------------------------------------------
Net unrealized gains on securities                                            $  679,107           $  427,526
                                                                    ============================================

The contractual maturities of fixed maturity securities at December 31, 1998 were as follows:

                                                     1998                                    1997
                                   -----------------------------------------------------------------------------
                                         AMORTIZED            MARKET             AMORTIZED            MARKET
                                           COST                VALUE               COST                VALUE
                                   -----------------------------------------------------------------------------
                                                (In Thousands)                          (In Thousands)
Fixed maturity securities,
  excluding mortgage-
  backed securities:
    Due in one year or less           $   531,496         $   536,264         $   205,719         $   207,364
    Due after one year
      through five years                5,550,665           5,812,581           5,008,933           5,216,174
    Due after five years
      through ten years                 9,229,980           9,747,761           9,163,681           9,604,447
    Due after ten years                 5,754,220           6,156,950           5,138,169           5,470,143
Mortgage-backed securities              6,359,244           6,652,705           6,614,705           6,888,587
                                   -----------------------------------------------------------------------------
Total fixed maturity securities       $27,425,605         $28,906,261         $26,131,207         $27,386,715
                                   =============================================================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $5.4 billion, $14.8 billion, and $16.2 billion during 1998, 1997, and 1996, respectively.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 1998 and 1997:

                                                     OUTSTANDING           PERCENT OF              PERCENT
                                                        AMOUNT               TOTAL              NONPERFORMING
                                               ------------------------------------------------------------------
                                                    (In Millions)
DECEMBER 31, 1998
Geographic distribution:
  South Atlantic                                   $    429                 27.6%                    0.2%
  Pacific                                               320                 20.6                    10.4
  Mid-Atlantic                                          326                 20.9                     4.1
  East North Central                                    178                 11.4                       -
  Mountain                                               95                  6.1                       -
  West South Central                                    118                  7.5                       -
  East South Central                                     46                  3.0                       -
  West North Central                                     33                  2.1                       -
  New England                                            25                  1.6                       -
Allowance for losses                                    (13)                (0.8)                      -
                                               -------------------------------------
Total                                              $  1,557               100.00%                    3.1%
                                               =====================================

Property type:
  Office                                           $    593                 38.1%                    7.0%
  Retail                                                423                 27.1                     0.2
  Industrial                                            292                 18.8                       -
  Apartments                                            178                 11.4                     2.9
  Hotel/motel                                            38                  2.4                       -
  Other                                                  46                  3.0                       -
Allowance for losses                                    (13)                (0.8)                      -
                                               -------------------------------------
Total                                              $  1,557                  100%                    3.1%
                                               =====================================

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE (CONTINUED)

                                                  OUTSTANDING           PERCENT OF              PERCENT
                                                    AMOUNT                TOTAL              NONPERFORMING
                                              ------------------------------------------------------------------
                                                    (In Millions)
DECEMBER 31, 1997
Geographic distribution:
  South Atlantic                                  $  456                  27.5%                    1.8%
  Pacific                                            340                  20.5                    14.4
  Mid-Atlantic                                       288                  17.3                       -
  East North Central                                 186                  11.2                       -
  Mountain                                           151                   9.1                     2.7
  West South Central                                 132                   7.9                      .1
  East South Central                                  94                   5.7                       -
  West North Central                                  19                   1.1                       -
  New England                                         17                   1.1                       -
Allowance for losses                                 (23)                 (1.4)                      -
                                              -------------------------------------
Total                                             $1,660                 100.0%                    3.6%
                                              =====================================

Property type:
  Office                                          $  622                  37.5%                    4.6%
  Retail                                             463                  27.9                     3.0
  Industrial                                         324                  19.5                     1.8
  Apartments                                         223                  13.4                     6.1
  Hotel/motel                                         40                   2.4                       -
  Other                                               11                    .7                       -
Allowance for losses                                 (23)                 (1.4)                      -
                                              -------------------------------------
Total                                             $1,660                 100.0%                    3.6%
                                              =====================================

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE (CONTINUED)

Impaired mortgage loans on real estate and related interest income were as follows:

                                                                                    DECEMBER 31
                                                                             1998                 1997
                                                                    -----------------------------------------
                                                                                   (In Millions)
Impaired loans:
  With allowance*                                                            $  13                $  35
  Without allowance                                                              -                    -
                                                                    -----------------------------------------
Total impaired loans                                                         $  13                $  35
                                                                    =========================================

* Represents gross amounts before allowance for mortgage loan losses of $1.8 million and $10 million, respectively.

                                                             1998                 1997                 1996
                                                   ---------------------------------------------------------------
                                                                             (In Millions)

Average investment                                    $  24                $  48                $  72
Interest income earned                                $   -                $   3                $   6
Interest income - cash basis                          $   -                $   -                $   6

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.5 INVESTMENT SUMMARY

Investments of the Company were as follows:

                                         DECEMBER 31, 1998                                   DECEMBER 31, 1997
                            --------------------------------------------------------------------------------------------------------
                                                                    CARRYING                                          CARRYING
                                   COST          FAIR VALUE          AMOUNT            COST          FAIR VALUE        AMOUNT
                            --------------------------------------------------------------------------------------------------------
                                             (In Thousands)                                      (In Thousands)
Fixed maturities:
 Bonds:
  United States government
   and government agencies
   and authorities             $   417,822       $   486,965      $   486,965      $   289,406       $   335,861      $   335,861
  States, municipalities,
   and political subdivisions       86,778            91,387           91,387           44,505            46,191           46,191
  Foreign governments              331,699           353,887          353,887          318,212           332,754          332,754
  Public utilities               1,777,172         1,895,326        1,895,326        1,848,546         1,952,724        1,952,724
  Mortgage-backed securities     6,359,242         6,652,703        6,652,703        6,614,704         6,888,587        6,888,587
  All other corporate bonds     18,432,579        19,405,697       19,405,697       17,015,834        17,830,598       17,830,598
 Redeemable preferred stocks        20,313            20,296           20,296                -                 -                -
                            --------------------------------------------------------------------------------------------------------
Total fixed maturities          27,425,605        28,906,261       28,906,261       26,131,207        27,386,715       27,386,715
Equity securities:
 Common stocks:
  Banks, trust, and insurance
   companies                             -                 -                -                -                 -                -
  Industrial, miscellaneous,
   and other                       176,321           211,684          211,684            5,604             5,785            5,785
  Nonredeemable preferred
    stocks                          17,047                 -                -           13,604            15,329           15,329
                            --------------------------------------------------------------------------------------------------------
Total equity securities            193,368           211,684          211,684           19,208            21,114           21,114
Mortgage loans on real
 estate*                         1,557,268                 -        1,557,268        1,659,921                 -        1,659,921
Investment real estate             119,520                 -          119,520          129,364                 -          129,364
Policy loans                     1,170,686                 -        1,170,686        1,093,694                 -        1,093,694
Other long-term investments         86,194                 -           86,194           55,118                 -           55,118
Short-term investments             222,949                 -          222,949          100,061                 -          100,061
                            --------------------------------------------------------------------------------------------------------
Total investments              $30,775,590       $         -      $32,274,562      $29,188,573       $         -      $30,445,987
                            ========================================================================================================


* Amount is net of allowance for losses of $13 million and $23 million at December 31, 1996 and 1997, respectively.

                    American General Life Insurance Company

3. DEFERRED POLICY ACQUISITION COSTS

The balance of DPAC at December 31 and the components of the change reported in operating costs and expenses for the years then ended were as follows:

                                                    1998                  1997                  1996
                                               ----------------------------------------------------------
                                                                    (In Thousands)

Balance at January 1                              $  835,031           $1,042,783           $  605,501
  Capitalization                                     244,196              219,339              188,001
  Amortization                                      (125,062)            (115,467)            (102,189)
  Effect of unrealized gains (losses) on
    securities                                       133,553             (311,624)             351,470
                                               ----------------------------------------------------------
Balance at December 31                            $1,087,718           $  835,031           $1,042,783
                                               ==========================================================

4. OTHER ASSETS

Other assets consisted of the following:

                                                                               DECEMBER 31
                                                                        1998                1997
                                                                  ------------------------------------
                                                                               (In Thousands)
Goodwill                                                               $ 54,754           $ 51,424
American General Corporation CBO (Collateralized Bond
  Obligation) 98-1 Ltd.                                                   9,740                  -
Cost of insurance purchased ("CIP")                                      22,113                  -
Other                                                                   119,711             81,235
                                                                  ------------------------------------
Total other assets                                                     $206,318           $132,659
                                                                  ====================================

                    American General Life Insurance Company

4. OTHER ASSETS (CONTINUED)

A rollforward of CIP for the year ended December 31, 1998, was as follows:

                                                                                        1998
                                                                                 --------------------
                                                                                    (In Thousands)
Balance at January 1                                                                $       --
Acquisition of business                                                                 23,915
Accretion of interest at 5.88%                                                             733
Amortization                                                                            (2,535)
                                                                                 --------------------
Balance at December 31                                                              $   22,113
                                                                                 ====================

5. FEDERAL INCOME TAXES

5.1 TAX LIABILITIES

Income tax liabilities were as follows:

                                                                                  DECEMBER 31
                                                                          1998                  1997
                                                                    --------------------------------------
                                                                                  (In Thousands)

Current tax (receivable) payable                                       $  (21,035)            $    7,676
Deferred tax liabilities, applicable to:
  Net income                                                              320,632                298,456
  Net unrealized investment gains                                         377,718                237,247
                                                                    -----------------------------------------
Total deferred tax liabilities                                            698,350                535,703
                                                                    -----------------------------------------
Total current and deferred tax liabilities                             $  677,315             $  543,379
                                                                    =========================================

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

5.1 TAX LIABILITIES (CONTINUED)

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                                          1998                  1997
                                                                    ------------------------------------------
                                                                                (In Thousands)
Deferred tax liabilities applicable to:
  Deferred policy acquisition costs                                    $  307,025            $ 226,653
  Basis differential of investments                                       590,661              486,194
  Other                                                                   150,189              139,298
                                                                    ------------------------------------------
Total deferred tax liabilities                                          1,047,875              852,145

Deferred tax assets applicable to:
  Policy reserves                                                        (212,459)            (232,539)
  Other                                                                  (137,066)             (83,903)
                                                                    ------------------------------------------
Total deferred tax assets before valuation
  allowance                                                              (349,525)            (316,442)
Valuation allowance                                                             -                    -
                                                                    ------------------------------------------
Total deferred tax assets, net of valuation
  allowance                                                              (349,525)            (316,442)
                                                                    ------------------------------------------
Net deferred tax liabilities                                           $  698,350            $ 535,703
                                                                    ==========================================

A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations, is distributed as dividends, or unless the income tax deferred status of such amount is modified by future tax legislation. Such income, accumulated in policyholders' surplus accounts, totaled $87.1 million at December 31, 1998. At current corporate rates, the maximum amount of tax on such income is approximately $30.5 million. Deferred income taxes on these accumulations are not required because no distributions are expected.

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

5.2 TAX EXPENSE

Components of income tax expense for the years were as follows:

                                                        1998                 1997                 1996
                                                   --------------------------------------------------------
                                                                        (In Thousands)
Current expense                                       $134,344             $185,460             $164,272
Deferred expense (benefit):
  Deferred policy acquisition cost                      33,230               27,644               21,628
  Policy reserves                                        2,189              (27,496)             (27,460)
  Basis differential of investments                     11,969                3,769                4,129
  Litigation settlement                                (33,983)                  --                   --
  Year 2000                                             (9,653)                  --                   --
  Other, net                                            15,623                9,347               14,091
                                                   --------------------------------------------------------
Total deferred expense                                  19,375               13,264               12,388
                                                   --------------------------------------------------------
Income tax expense                                    $153,719             $198,724             $176,660
                                                   ========================================================

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                                        1998                 1997                 1996
                                                   --------------------------------------------------------
                                                                       (In Thousands)
Income tax at statutory percentage of GAAP
  pretax income                                       $164,638             $200,649             $178,939
Tax-exempt investment income                           (11,278)              (9,493)              (9,347)
Goodwill                                                   712                  723                  759
Other                                                     (353)               6,845                6,309
                                                   --------------------------------------------------------
Income tax expense                                    $153,719             $198,724             $176,660
                                                   ========================================================

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

5.3 TAXES PAID

Income taxes paid amounted to approximately $159 million, $168 million, and $182 million in 1998, 1997, and 1996, respectively.

5.4 TAX RETURN EXAMINATIONS

The Parent Company and the majority of its subsidiaries file a consolidated federal income tax return. The Internal Revenue Service ("IRS") has completed examinations of the Parent Company's tax returns through 1988. The IRS is currently examining tax returns for 1989 through 1996. In addition, the tax returns of companies recently acquired are also being examined. Although the final outcome of any issues raised in examination is uncertain, the Parent Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements.

6. TRANSACTIONS WITH AFFILIATES

Affiliated notes and accounts receivable were as follows:

                                                 DECEMBER 31, 1998                   DECEMBER 31, 1997
                                     ------------------------------------------------------------------------
                                        PAR VALUE         BOOK VALUE         PAR VALUE          BOOK VALUE
                                     ------------------------------------------------------------------------
                                                                 (In Thousands)

American General Corporation,
  9-3/8%, due 2008                      $ 4,725           $  3,345            $ 4,725            $ 3,288
American General Corporation,
  Promissory notes, due 2004             14,679             14,679             17,125             17,125
American General Corporation,
  Restricted Subordinated
  Note, 13-1/2%, due 2002                29,435             29,435             31,494             31,494
                                     ------------------------------------------------------------------------
Total notes receivable from
  affiliates                             48,839             47,459             53,344             51,907
Accounts receivable from
  affiliates                                  -            113,637                  -             44,612
                                     ------------------------------------------------------------------------
Indebtedness from affiliates            $48,839           $161,096            $53,344            $96,519
                                     ========================================================================

                    American General Life Insurance Company

6. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Various American General companies provide services to the Company, principally mortgage servicing and investment management services, provided by American General Investment Management Corporation on a fee basis. The Company paid approximately $46,921,000, $33,916,000, and $22,083,000 for such services in
1998, 1997, and 1996, respectively. Accounts payable for such services at December 31, 1998 and 1997 were not material. The Company rents facilities and provides services on an allocated cost basis to various American General companies. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly-owned, non-life insurance subsidiary, American General Life Companies (AGLC). AGLC provides shared services, including technology and Year 2000-readiness, to a number of American General Corporation's life insurance subsidiaries. The Company received approximately $66,550,000, $6,455,000, and $1,255,000 for such services and rent in 1998,
1997, and 1996, respectively. Accounts receivable for rent and services at December 31, 1998 and 1997 were not material.

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The holder of this stock, The Franklin Life Insurance Company ("Franklin"), an affiliated company, is entitled to one vote per share, voting together with the holders of common stock.

During 1996, the Company's residential mortgage loan portfolio of $42 million was sold to American General Finance, Inc., at carrying value plus accrued interest.

7. STOCK-BASED COMPENSATION

Certain officers of the Company participate in American General Corporation's stock and incentive plans which provide for the award of stock options, restricted stock awards, performance awards, and incentive awards to key employees. Stock options constitute the majority of such awards. Expense related to stock options is measured as the excess of the market price of the stock at the measurement date over the exercise price. The measurement date is the first date on which both the number of shares that the employee is entitled to receive and the exercise price are known. Under the stock option plans, no expense is recognized, since the market price equals the exercise price at the measurement date.

                    American General Life Insurance Company

7. STOCK-BASED COMPENSATION (CONTINUED)

Under an alternative accounting method, compensation expense arising from stock options would be measured at the estimated fair value of the options at the date of grant. Had compensation expense for the stock options been determined using this method, net income would have been as follows:

                                                         1998                1997                1996
                                                   -------------------------------------------------------
                                                                           (In Thousands)

Net income as reported                                $316,674            $374,557            $334,595
Net income pro forma                                  $315,078            $373,328            $334,029

The average fair values of the options granted during 1998, 1997, and 1996 were $15.38, $10.33, and $7.07, respectively. The fair value of each option was estimated at the date of grant using a Black-Scholes option pricing model. The weighted average assumptions used to estimate the fair value of the stock options were as follows:

                                                       1998                 1997                 1996
                                                   -------------------------------------------------------

Dividend yield                                           2.5%                  3.0%                4.0%
Expected volatility                                     23.0%                 22.0%               22.3%
Risk-free interest rate                                 5.76%                  6.4%                6.2%
Expected life                                          6 YEARS              6 years             6 years

8. BENEFIT PLANS

8.1 PENSION PLANS

The Company has non-contributory defined benefit pension plans covering most employees. Pension benefits are based on the participant's compensation and length of credited service.

Equity and fixed maturity securities were 56% and 30%, respectively, of the plans' assets at the plans' most recent balance sheet dates. Additionally, 1% of plan assets were invested in general investment accounts of the Parent Company's subsidiaries through deposit administration insurance contracts.

                    American General Life Insurance Company

8. BENEFIT PLANS (CONTINUED)

8.1 PENSION PLANS (CONTINUED)

The benefit plans have purchased annuity contracts from American General Corporation's subsidiaries to provide benefits for certain retirees. These contracts are expected to provide future annual benefits to certain retirees of American General Corporation and its subsidiaries of approximately $52 million.

The components of pension expense and underlying assumptions were as follows:

                                                        1998                1997                 1996
                                                   --------------------------------------------------------
                                                                        (In Thousands)

Service cost (benefits earned)                        $ 3,693              $ 1,891              $ 1,826
Interest cost                                           6,289                2,929                2,660
Expected return on plan assets                         (9,322)              (5,469)              (5,027)
Amortization                                             (557)                 195                    4
                                                   --------------------------------------------------------
Pension (income) expense                              $   103              $  (454)             $  (537)
                                                   ========================================================

Discount rate on benefit obligation                     7.00%                7.25%                7.50%
Rate of increase in compensation levels                 4.25%                4.00%                4.00%
Expected long-term rate of return on plan
 assets                                                10.25%               10.00%               10.00%

The Company's funding policy is to contribute annually no more than the maximum deductible for federal income tax purposes. The funded status of the plans and the prepaid pension expense included in other assets at December 31 were as follows:

                                                                         1998                 1997
                                                                    -----------------------------------
                                                                              (In Thousands)

Projected benefit obligation (PBO)                                     $ 96,554             $ 43,393
Plan assets at fair value                                               120,898               80,102
Plan assets at fair value in excess of PBO                               24,344               36,709
Other unrecognized items, net                                           (10,176)             (23,470)
                                                                    -----------------------------------
Prepaid pension expense                                                $ 14,168             $ 13,239
                                                                    ===================================

                    American General Life Insurance Company

8. BENEFIT PLANS (CONTINUED)

8.1 PENSION PLANS (CONTINUED)

The change in PBO was as follows:

                                                                        1998                 1997
                                                                    ---------------------------------
                                                                              (In Thousands)

PBO at January 1                                                       $43,393              $37,389
Service and interest costs                                               9,982                4,820
Benefits paid                                                           (1,954)                (673)
Actuarial loss                                                          17,089                1,810
Amendments, transfers, and acquisitions                                 28,044                   47
                                                                    ---------------------------------
PBO at December 31                                                     $96,554              $43,393
                                                                    =================================

The change in the fair value of plan assets was as follows:

                                                                         1998                 1997
                                                                    ----------------------------------
                                                                              (In Thousands)

Fair value of plan assets at January 1                                 $ 80,102              $65,158
Actual return on plan assets                                             12,269               14,990
Benefits paid                                                            (1,954)                (673)
Acquisitions and other                                                   30,481                  627
                                                                    ----------------------------------
Fair value of plan assets at December 31                               $120,898              $80,102
                                                                    ==================================

POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company has life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, which retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

                    American General Life Insurance Company

8. BENEFIT PLANS (CONTINUED)

8.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED)

The life plans are insured through December 31, 1999. A portion of the retiree medical and dental plans is funded through a voluntary employees' beneficiary association (VEBA); the remainder is unfunded and self-insured. All of the retiree medical and dental plans' assets held in the VEBA were invested in readily marketable securities at its most recent balance sheet date.

Postretirement benefit expense in 1998, 1997, and 1996 was $60,000, $601,000, and $844,000, respectively. The accrued liability for postretirement benefits was $19.2 million and $3.8 million at December 31, 1998 and 1997, respectively. These liabilities were discounted at the same rates used for the pension plans.

9. DERIVATIVE FINANCIAL INSTRUMENTS

9.1 USE OF DERIVATIVE FINANCIAL INSTRUMENTS

The Company's use of derivative financial instruments is generally limited to reducing its exposure to interest rate and currency exchange risk by utilizing interest rate and currency swap agreements, and options to enter into interest rate swap agreements (called swaptions). The Company accounts for these derivative and financial instruments as hedges. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge.

9.2 INTEREST RATE AND CURRENCY SWAP AGREEMENTS

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases. Interest rate swap agreements are also used to convert a portion of floating-rate borrowings to a fixed rate and to hedge against the risk of rising interest rates on anticipated debt issuances.

Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates, and to hedge against currency rate fluctuation on anticipated security purchases.

                    American General Life Insurance Company

9. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

9.2 INTEREST RATE AND CURRENCY SWAP AGREEMENTS (CONTINUED)

The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

The fair values of swap agreements are recognized in the consolidated balance sheet if the hedge investments are carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains on securities included in other accumulated comprehensive income in shareholders' equity, consistent with the treatment of the related investment security. The fair values of swap agreements hedging debt are not recognized in the consolidated balance sheet.

For swap agreements hedging anticipated investment purchases or debt issuances, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment or debt. If the underlying investment or debt is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

                    American General Life Insurance Company

9. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

9.2 INTEREST RATE AND CURRENCY SWAP AGREEMENTS (CONTINUED)

Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                                   1998                 1997
                                                               -----------------------------------
                                                                        (Dollars in Millions)
Interest rate swap agreements to pay fixed rate:
  Notional amount                                                 $   -                $  15
  Average receive rate                                                -                  6.74%
  Average pay rate                                                    -                  6.48%
Interest rate swap agreements to receive fixed rate:
  Notional amount                                                 $ 369                $ 144
  Average receive rate                                              6.06%                6.89%
  Average pay rate                                                  5.48%                6.37%
Currency swap agreements (receive U.S. dollars/pay
  Canadian dollars):
    Notional amount (in U.S. dollars)                             $ 124                $ 139
    Average exchange rate                                           1.50                 1.50

9.3 CALL SWAPTIONS

Options to enter into interest rate swap agreements are used to limit the Company's exposure to reduced spreads between investment yields and interest crediting rates should interest rates decline significantly over prolonged periods. During such periods, the spread between investment yields and interest crediting rates may be reduced as a result of certain limitations on the Company's ability to manage interest crediting rates. Call swaptions allow the Company to enter into interest rate swap agreements to receive fixed rates and pay lower floating rates, effectively increasing the spread between investment yields and interest crediting rates.

Premiums paid to purchase call swaptions are included in investments and are amortized to net investment income over the exercise period of the swaptions. If a call swaption is terminated, any gain is deferred and amortized to insurance and annuity benefits over the expected life of the insurance and annuity contracts and any unamortized premium is charged to income. If a call swaption ceases to be an effective hedge, any related gain or loss is recognized in income.

                    American General Life Insurance Company

9. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

9.3 CALL SWAPTIONS (CONTINUED)

Swaptions at December 31 were as follows:

                                                                   1998                 1997
                                                               ----------------------------------
                                                                       (Dollars in Billions)
Call swaptions:
  Notional amount                                                 $1.76                $1.35
  Average strike rate                                              3.97%                4.81%

Put swaptions:
  Notional amount                                                 $1.05                $   -
  Average strike rate                                              8.33%                   -

9.4 CREDIT AND MARKET RISK

Derivative financial instruments expose the Company to credit risk in the event of non-performance by counterparties. The Company limits this exposure by entering into agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material impact on the Company's consolidated results of operations or financial position.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of the agreements and the related items being hedged.

                    American General Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all the Company's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding evaluation of related policyholders liabilities can be misinterpreted.

                                                     1998                                    1997
                                  --------------------------------------------------------------------------------
                                      FAIR              CARRYING              FAIR              CARRYING
                                      VALUE              AMOUNT               VALUE              AMOUNT
                                  --------------------------------------------------------------------------------
                                           (In Millions)                           (In Millions)
Assets:
  Fixed maturity and equity
    securities *                     $29,118             $29,118             $27,408             $27,408
  Mortgage loans on real
    estate                           $ 1,608             $ 1,557             $ 1,702             $ 1,660
  Policy loans                       $ 1,252             $ 1,171             $ 1,127             $ 1,094
  Investment in parent
    company                          $    55             $    55             $    38             $    38
  Indebtedness from
    affiliates                       $   161             $   161             $    97             $    97
Liabilities:
  Insurance investment
    contracts                        $25,852             $25,675             $24,011             $24,497

* Includes derivative financial instruments with negative fair values of $1.0 million and $4.2 million and positive fair values of $24.3 million and $7.2 million at December 31, 1998 and 1997, respectively.

                    American General Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following methods and assumptions were used to estimate the fair value of financial instruments:

     FIXED MATURITY AND EQUITY SECURITIES

     Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

     MORTGAGE LOANS ON REAL ESTATE

     Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS

     Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

     INVESTMENT IN PARENT COMPANY

     The fair value of the investment in Parent Company is based on quoted market prices of American General Corporation common stock.

     INSURANCE INVESTMENT CONTRACTS

     Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

                    American General Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     INDEBTEDNESS FROM AFFILIATES

     Indebtedness from affiliates is composed of accounts receivable and notes receivable from affiliates. Due to the short-term nature of accounts receivable, fair value is assumed to equal carrying value. Fair value of notes receivable was estimated using discounted cash flows based on contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges.

11. DIVIDENDS PAID

American General Life Insurance Company paid $244 million, $401 million, and $189 million in dividends on common stock to AGC Life Insurance Company in 1998, 1997, and 1996, respectively. The Company also paid $680 thousand per year in dividends on preferred stock to an affiliate, The Franklin Life Insurance Company, in 1998, 1997, and 1996.

12. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 1998, approximately $3.3 billion of consolidated shareholder's equity represents net assets of the Company which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $2.5 billion of consolidated shareholders' equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10% of policyholders' surplus or the previous year's statutory net gain from operations.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

                    American General Life Insurance Company

12. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES (CONTINUED)

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. On December 16, 1998, American General Corporation announced that certain of its life insurance subsidiaries had entered into agreements to resolve all pending market conduct class action lawsuits. The settlements are not final until approved by the courts and any appeals are resolved. If court approvals are obtained and appeals are not taken, it is expected the settlements will be final in third quarter 1999.

In conjunction with the proposed settlements, the Company recorded a charge of $97.1 million ($63.1 million after-tax) in the fourth quarter of 1998. The charge covers the cost of policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs.

On December 31, 1998, the Company entered into an agreement with the Parent Company whereby the Company assigned, and the Parent Company assumed, $80.1 million of the liabilities of the Company related to the proposed resolution. The liabilities of American General Life Insurance Company of New York, which totaled $17.0 million, were not assumed by the Parent Company. As consideration for the assumption of the liabilities, the Company paid the Parent Company an amount equal to the liabilities recorded with respect to the proposed resolution of the litigation. The assignment of the liabilities was not a novation, and accordingly, the Company retains a contingent liability related to the litigation. The litigation liabilities were reduced by payments of $2.7 million, and the remaining balance of $94.4 million was included in other liabilities on the Company's balance sheet at December 31, 1998.

The Company is party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama and Mississippi, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's consolidated results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama and Mississippi continues to create the potential for an unpredictable judgment in any given suit.

                    American General Life Insurance Company

12. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES (CONTINUED)

The increase in the number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in increased assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 1998 and 1997, the Company has accrued $6.0 million and $7.6 million, respectively, for guaranty fund assessments, net of $3.7 million and $4.3 million, respectively, of premium tax deductions. The Company has recorded receivables of $6.2 million and $9.7 million at December 31, 1998 and 1997, respectively, for expected recoveries against the payment of future premium taxes. Expenses incurred for guaranty fund assessments were $3.6 million, $2.1 million, and $6.0 million in 1998, 1997, and 1996, respectively.

                    American General Life Insurance Company

13. REINSURANCE

Reinsurance transactions for the years ended December 31, 1998, 1997, and 1996 were as follows:


                                                    CEDED TO            ASSUMED                        PERCENTAGE OF
                                     GROSS           OTHER             FROM OTHER                          AMOUNT
                                     AMOUNT         COMPANIES          COMPANIES       NET AMOUNT      ASSUMED TO NET
                               ----------------------------------------------------------------------------------------
                                                           (In Thousands)
DECEMBER 31, 1998
Life insurance in force           $46,057,031     $13,288,183         $629,791         $33,398,639             1.89%
                               ====================================================================
Premiums:
  Life insurance and annuities    $    90,298     $    42,235         $    117         $    48,180             0.24%
  Accident and health insurance         1,134              87                -               1,047             0.00%
                               --------------------------------------------------------------------
Total premiums                    $    91,432     $    42,322         $    117         $    49,227             0.24%
                               ====================================================================
DECEMBER 31, 1997
Life insurance in force           $45,963,710     $10,926,255         $  4,997         $35,042,452             0.01%
                               ====================================================================
Premiums:
  Life insurance and annuities    $   100,357     $    37,294         $     75         $    63,138             0.12%
  Accident and health insurance         1,208             172                -               1,036             0.00%
                               --------------------------------------------------------------------
Total premiums                    $   101,565     $    37,466         $     75         $    64,174             0.12%
                               ====================================================================
DECEMBER 31, 1996
Life insurance in force           $44,535,841     $ 8,625,465         $  5,081         $35,915,457             0.01%
                               ====================================================================
Premiums:
  Life insurance and annuities    $   104,225     $    34,451         $     36         $    69,810             0.05%
  Accident and health insurance         1,426              64                -               1,362             0.00%
                               --------------------------------------------------------------------
Total premiums                    $   105,651     $    34,515         $     36         $    71,172             0.05%
                               ====================================================================

Reinsurance recoverable on paid losses was approximately $7.7 million, $2.3 million, and $6.9 million at December 31, 1998, 1997, and 1996, respectively. Reinsurance recoverable on unpaid losses was approximately $2.5 million, $3.2 million, and $4.3 million at December 31, 1998, 1997, and 1996, respectively.

                    American General Life Insurance Company

14. YEAR 2000 CONTINGENCY (UNAUDITED)

INTERNAL SYSTEMS

The Company's ultimate parent, American General Corporation, ("AGC") has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit, including the Company, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of the Company's information technology and non-information technology systems; (2) assess which items in the inventory may expose the Company to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and
(5) return the systems to operations. As of December 31, 1998, substantially all of the Company's critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.

THIRD PARTY RELATIONSHIPS

The Company has relationships with various third parties who must also be Year 2000 ready. These third parties provide, or receive resources and services to (or from) the Company and include organizations with which the Company exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors, customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that the Company exercises less, or no, control over Year 2000 readiness. The Company has developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed more approximately 700 critical third party dependencies, including those related to the Company. A more detailed evaluation will be completed during the first quarter 1999 as part of the Company's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, the Company's testing activities will extend through 1999.

                    American General Life Insurance Company

14. YEAR 2000 CONTINGENCY (UNAUDITED) (CONTINUED)

CONTINGENCY PLANS

The Company has commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000 related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable actions plans. The Company is currently developing action plans and expects to substantially complete all contingency planning activities by April 30, 1999.

RISKS AND UNCERTAINTIES

Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency action, the Company believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on the Company's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and the Company is not able to predict a most reasonably likely worst case scenario. If conversion of the Company's internal systems is not completed on a timely basis (due to non-performance by significant third party vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing the Company's plans), or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issue could have a material adverse impact on the Company's operation following the turn of the century.

COSTS

Through December 31, 1998, the Company has incurred, and anticipates that it will continue to incur, costs for internal staff, third-party vendors, and other expenses to achieve Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on the Company's results of operations or financial condition. In addition, the Company has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are being capitalized and amortized over their useful lives, in accordance with the Company's normal accounting policies.

                    American General Life Insurance Company

15. DIVISION OPERATIONS

15.1 NATURE OF OPERATIONS

The Company manages its business operation through two divisions, which are based on products and services offered.

RETIREMENT SERVICES

The Retirement Services Division provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, health care, public sector, and other not-for-profit organizations marketed nationwide through exclusive sales representatives.

LIFE INSURANCE

The Life Insurance division provides traditional, interest-sensitive, and variable life insurance and annuities to a broad spectrum of customers through multiple distribution channels focused on specific market segments.

15.2 DIVISION RESULTS

Results of each division exclude goodwill amortization, net realized investment gains, and non-recurring items.

Division earnings information was as follows:


                             REVENUES                     INCOME BEFORE TAXES                        EARNINGS
                 ------------------------------------------------------------------------------------------------------------
                      1998        1997        1996        1998        1997        1996        1998        1997        1996
                 ------------------------------------------------------------------------------------------------------------
                                                              (In Millions)

Retirement Services   $1,987      $1,859      $1,745     $ 469       $398        $343        $315        $261        $226
Life Insurance           870         822         774       162        147         141         107          97          92
                 ------------------------------------------------------------------------------------------------------------
Total divisions        2,857       2,681       2,519       631        545         484         422         358         318
Goodwill
  amortization             -           -           -        (2)        (2)         (2)         (2)         (2)         (2)
RG (L)                   (34)         30          29       (34)        30          29         (22)         19          19
Nonrecurring items         -           -           -      (125)(a)      -           -         (81)(a)       -           -
                 ------------------------------------------------------------------------------------------------------------
Total consolidated    $2,823      $2,711      $2,548     $ 470       $573        $511        $317        $375        $335
                 ============================================================================================================

(a) Includes $97 million pretax ($63 million after-tax) in litigation settlements and $28 million pretax ($18 million after-tax) in Year 2000 costs.

                    American General Life Insurance Company

15. DIVISION OPERATIONS (CONTINUED)

15.2 DIVISION RESULTS (CONTINUED)

Division balance sheet information was as follows:

                                                  ASSETS                             LIABILITIES
                                        -------------------------------------------------------------------
                                                                   DECEMBER 31
                                        -------------------------------------------------------------------
IN MILLIONS                                  1998             1997              1998              1997
                                        -------------------------------------------------------------------

Retirement Services                        $41,347           $35,195           $38,841           $33,136
Life Insurance                               8,894             8,370             7,831             7,367
                                        -------------------------------------------------------------------
Total consolidated                         $50,241           $43,565           $46,672           $40,503
                                        ===================================================================

                           INDEX OF WORDS AND PHRASES

     This index should help you to locate more information about some of the terms and phrases used in this prospectus.


                                            Page to See in                                   Page to See in
Defined Term                                this Prospectus   Defined Term                   this Prospectus
----------------                            ---------------   ------------                   ---------------
accumulation value                                  6         Option 1, 2                             7
AGL                                                28         owner                                  21
amount at risk                                      8         partial surrender                      17
automatic rebalancing                               6         payment option                         19
basis                                              31         planned periodic premium               11
beneficiary                                        35         Platinum Investor                       3
cash surrender value                               17         Platinum Investor I and II              3
close of business                                  38         Policy                                  1
Code                                               30         Policy anniversary                     14
cost of insurance rates                            38         Policy loan                            18
daily charge                                        8         Policy month, year                     39
date of issue                                      39         preferred loan interest                19
death benefit                                       7         premiums                                5
declared fixed interest account option              1         premium payments                        5
division                                           29         prospectus                              1
dollar cost averaging                               5         reinstate, reinstatement               12
Five year no-lapse guarantee                       12         rider                                  15
Fund                                                2         SEC                                     2
full surrender                                     17         separate account                       29
grace period                                       12         Separate Account VL-R                  29
guarantee premiums                                 12         seven-pay test                         30
Home Office                                         1         specified amount                        7
insured person                                      7         Springfield Service Center              1
investment option                                   1         surrender                              17
lapse                                              12         surrender charge                        9
loan, loan interest                                18         target                                 41
maturity, maturity date                            19         telephone transactions                 22
modified endowment contract                        30         transfers                              14
monthly deduction day                              39         valuation date period                  38
monthly guarantee premiums                         12         you, your                              21
Monthly insurance charge                            8
Mutual Fund                                         2

   We have filed a registration statement relating to Separate Account VL-R and the Policy with the SEC. The registration statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus. If you would like the additional information, you may obtain it from the SEC's Website at http://www.sec.gov or main office in Washington, D.C. You will have to pay a fee for the material.

   You should rely only on the information contained in this prospectus or sales materials we have approved. We have not authorized anyone to provide you with information that is different. The policies are not available in all states. This prospectus is not an offer in any state to any person if the offer would be unlawful.

PART II

(OTHER INFORMATION)


UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

     American General Life Insurance Company's Bylaws provide in Article VII,
Section 1 for indemnification of directors, officers and employees of the Company.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

     American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

The facing sheet.
Cross-Reference Table.
Prospectus, consisting of 56 pages of text, plus 9 financial pages of Separate
  Account VL-R and 47   financial pages of American General Life Insurance
  Company.
The undertaking to file reports.
The Rule 484 undertaking.
Representation pursuant to Section 26(e)(2)(A).
The signatures.
Written Consents of the following persons:

Independent Auditors

The following exhibits:

     1.  Exhibits required by Article IX, paragraph A of Form N-8B-2:

(1)(a)         Resolutions of Board of Directors of American General Life
               Insurance Company   authorizing the establishment of Separate
               Account VL-R. (3)

(1)(b) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of variable life insurance standards of suitability and conduct. (1)

(2)            Not applicable.

(3)(a) Amended and Restated Distribution Agreement between American General Securities Incorporated and American General Life Insurance Company effective October 15, 1998. (4)

(3)(b)         Form of Selling Group Agreement. (6)

(3)(c) Schedule of Commissions (incorporated by reference from the text included under the heading "Distribution of the Policies" in the prospectus that is filed as part of this amended Registration Statement).

(4)            Not applicable.

(5)(a)(i) Specimen form of the "Platinum Investor I" Variable Universal Life Insurance Policy (Policy Form No. 97600). (1)

(5)(a)(ii) Specimen form of the "Platinum Investor II" Variable Universal Life Insurance Policy (Policy Form No. 97610). (1)

(6)(a) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

(6)(b) Bylaws of American General Life Insurance Company, adopted January 22, 1992. (3)

(6)(c) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995 (5).

(7)            Not applicable.

(8)(a)(i) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

(8)(a)(ii) Amendment One to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated dated as of January 1, 1999. (8)

(8)(b)(i) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company and American General Life Insurance Company. (6)

(8)(b)(ii) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company and American General Life Insurance Company dated as of July 21, 1998. (8)

(8)(c)(i) Form of Participation Agreement Between American General Life Insurance Company and Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (6)

(8)(c)(ii) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (8)

(8)(d)(i) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

(8)(d)(ii) Amendment One to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company dated December 1, 1998 (8)

(8)(e)(i) Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (9)

(8)(e)(ii) Amendment One to Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (6)

(8)(e)(iii) Amendment Number Two to Participation Agreement Among Morgan Stanley Dean Witter Universal Funds, Inc., Van Kampen Distributors, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, American General Life Insurance Company, and American General Securities Incorporated. (6)

(8)(e)(iv) Amendment Three to Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (5)

(8)(e)(v) Amendment Four to Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (8)

(8)(f) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (6)

(8)(g)(i) Form of Participation Agreement Among American General Life Insurance Company, American General Securities Incorporated, SAFECO Resources Series Trust, and Safeco Securities, Inc. (6)

(8)(g)(ii) Amendment One by and among American General Life Insurance Company, American General Securities Incorporated and SAFECO Resources Series Trust dated as of December 1, 1998. (8)

(8)(h)(i) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (9)

(8)(h)(ii) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

(8)(h)(iii) Form of Amendment Number Two to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Distributors, Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company, and American General Securities Incorporated. (6)

8(h)(iv) Amendment Three to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management, Inc., and Van Kampen Distributors, Inc. (9)

(8)(i) Form of Administrative Services Agreement between AGL and fund distributor. (5)

(8)(j) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrerd LLP and Morgan Stanley Dean Witter Investment Management Inc. (8)

8(k) Form of Administrative Services Agreement between American General Life Insurance Company and SAFECO Asset Management Company. (8)

8(l) Form of Administrative Services Agreement between American General Life Insurance Company and Van Kampen Asset Management Inc. (8)

8(m) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including American General Life Insurance Company and American General Life Companies. (7)

8(n) Administrative Services Agreement dated as of June 1, 1998, between American General Life Insurance Company and AIM Advisors, Inc. (4)

8(o) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation, as amended by that Amendment to Agreement dated as effective as of December 1, 1998.(4)

(9)            Not applicable

(10)(a)        Specimen form of application for life insurance issued by AGL.(1)

(10)(b) Specimen form of supplemental application for variable life insurance issued by AGL on Policy Form No. 97600 and Policy Form No. 97610. (1)

(10)(c)        Service Request Form for Home Office. (6)

(10)(d) Service Request Form for Springfield Service Center (filed herewith).

Other Exhibits

2(a)           Opinion and Consent of Steven A. Glover, Senior Counsel. (6)

2(b)           Opinion and Consent of AGL's actuary. (6)

3              Not applicable.

4              Not applicable.

5              Financial Data Schedule. (Not applicable.)

6              Consent of Independent Auditors.  (Filed herewith)

7              Powers of Attorney (10)

27 Financial Data Schedule. (Inapplicable, because no financial statements of the Separate Account are being filed herewith)

/1/ Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R on December 18, 1997.

/2/ Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 33-43390) of Separate Account D of AGL on October 16, 1991.

/3/ Incorporated herein by reference to the filing of Post-Effective Amendment No. 1 of the Form N-4 Registration Statement (File No. 33-43390) of Separate Account D of AGL on April 30, 1992.

/4/ Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D on January 15, 1999.

/5/ Incorporated by reference to the filing of Pre-Effective Amendment No. 3 of the Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R on August 19, 1998.

/6/ Incorporated by reference to the filing of Pre-Effective Amendment No. 1 of the Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R on March 23, 1998.

/7/ Incorporated by reference to the filing of Pre-Effective Amendment No. 23 to the Form N-4 Registration Statement of American General Life Insurance Company's Separate Account A (File No. 33-44745) on April 24, 1998.

/8/ Incorporated by reference to the filing of the Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D on March 18, 1999.

/9/ Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Form N-4 Registration Statement (File No. 33-43390) filed on April 30, 1997.

/10/ Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Form S-6 Registration Statement (File No. 333-42567) filed on February 22, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Houston, and State of Texas, on this 19th day of April, 1999.


                              AMERICAN GENERAL LIFE INSURANCE
                              COMPANY
                              SEPARATE ACCOUNT VL-R
                              (Registrant)

                         BY:  AMERICAN GENERAL LIFE INSURANCE
                              COMPANY
                              (On behalf of the Registrant and itself)


                         BY:  /s/ ROBERT F. HERBERT, JR
                              ----------------------------
                                  Robert F. Herbert, Jr.
                                  Senior Vice President

[SEAL]

ATTEST: BY  /s/ PAULETTA P. COHN
            -----------------------
                Pauletta P. Cohn
                Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                   Title                               Date
---------                   -----                               ----

/s/ RONALD H. RIDLEHUBER*   Principal Executive Officer and     April 19, 1999
-------------------------   Director
(Ronald H. Ridlehuber)



/s/ PHILIP K. POLKINGHORN*  Principal Financial Officer and     April 19, 1999
-------------------------   Director
(Philip K. Polkinghorn)



/s/ ROBERT F. HERBERT, JR*  Principal Accounting Officer and    April 19, 1999
-------------------------   Director
(Robert F. Herbert, Jr.)

Signature                   Title                               Date
---------                   -----                               ----

/s/ DAVID A. FRAVEL*        Director                            April 19, 1999
-------------------------
(David A. Fravel)


/s/ ROYCE G. IMHOFF, II*    Director                            April 19, 1999
-------------------------
(Royce G. Imhoff, II)



/s/ JOHN V. LAGRASSE*       Director                            April 19, 1999
-------------------------
(John V. LaGrasse)



/s/ RODNEY O. MARTIN, JR*.  Director                            April 19, 1999
-------------------------
(Rodney O. Martin, Jr.)



/s/ JON P. NEWTON*          Director                            April 19, 1999
-------------------------
(Jon P. Newton)



/s/ GARY D. REDDICK*        Director                            April 19, 1999
-------------------------
(Gary D. Reddick)



/s/ ROBERT F. HERBERT, JR
-------------------------
* By Robert F. Herbert, Jr.
  Attorney-in-Fact

                                 EXHIBIT INDEX

The following exhibits:

1.  Exhibits required by Article IX, paragraph A of Form N-8B-2:

(1)(a)         Resolutions of Board of Directors of American General Life
               Insurance Company   authorizing the establishment of Separate
               Account VL-R. (3)

(1)(b) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of variable life insurance standards of suitability and conduct. (1)

(2)            Not applicable.

(3)(a) Amended and Restated Distribution Agreement between American General Securities Incorporated and American General Life Insurance Company effective October 15, 1998. (4)

(3)(b)         Form of Selling Group Agreement. (6)

(3)(c) Schedule of Commissions (incorporated by reference from the text included under the heading "Distribution of the Policies" in the prospectus that is filed as part of this amended Registration Statement).

(4)            Not applicable.

(5)(a)(i) Specimen form of the "Platinum Investor I" Variable Universal Life Insurance Policy (Policy Form No. 97600). (1)

(5)(a)(ii) Specimen form of the "Platinum Investor II" Variable Universal Life Insurance Policy (Policy Form No. 97610). (1)

(6)(a) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

(6)(b) Bylaws of American General Life Insurance Company, adopted January 22, 1992. (3)

(6)(c) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995 (5).

(7)            Not applicable.

(8)(a)(i) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

(8)(a)(ii) Amendment One to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated dated as of January 1, 1999. (8)

(8)(b)(i) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company and American General Life Insurance Company. (6)

(8)(b)(ii) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company and American General Life Insurance Company dated as of July 21, 1998. (8)

(8)(c)(i) Form of Participation Agreement Between American General Life Insurance Company and Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (6)

(8)(c)(ii) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (8)

(8)(d)(i) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

(8)(d)(ii) Amendment One to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company dated December 1, 1998 (8)

(8)(e)(i) Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (9)

(8)(e)(ii) Amendment One to Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (6)

(8)(e)(iii) Amendment Number Two to Participation Agreement Among Morgan Stanley Dean Witter Universal Funds, Inc., Van Kampen Distributors, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, American General Life Insurance Company, and American General Securities Incorporated. (6)

(8)(e)(iv) Amendment Three to Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (5)

(8)(e)(v) Amendment Four to Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Morgan Stanly Universal Funds, Inc., Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd LLP. (8)

(8)(f) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (6)

(8)(g)(i) Form of Participation Agreement Among American General Life Insurance Company, American General Securities Incorporated, SAFECO Resources Series Trust, and Safeco Securities, Inc. (6)

(8)(g)(ii) Amendment One by and among American General Life Insurance Company, American General Securities Incorporated and SAFECO Resources Series Trust dated as of December 1, 1998. (8)

(8)(h)(i) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (9)

(8)(h)(ii) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

(8)(h)(iii) Form of Amendment Number 2 to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Distributors, Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company, and American General Securities Incorporated. (6)

8(h)(iv) Amendment Three to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management, Inc., and Van Kampen Distributors, Inc. (9)

(8)(i) Form of Administrative Services Agreement between AGL and fund distributor. (5)

(8)(j) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrerd LLP and Morgan Stanley Dean Witter Investment Management Inc. (8)

8(k) Form of Administrative Services Agreement between American General Life Insurance Company and SAFECO Asset Management Company. (8)

8(l) Form of Administrative Services Agreement between American General Life Insurance Company and Van Kampen Asset Management Inc. (8)

8(m) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including American General Life Insurance Company and American General Life Companies. (7)

8(n) Administrative Services Agreement dated as of June 1, 1998, between American General Life Insurance Company and AIM Advisors, Inc. (4)

8(o) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation, as amended by that Amendment to Agreement dated as effective as of December 1, 1998. (4)

(9)            Not applicable

(10)(a)        Specimen form of application for life insurance issued by AGL.(1)

(10)(b) Specimen form of supplemental application for variable life insurance issued by AGL on Policy Form No. 97600 and Policy Form No. 97610. (1)

(10)(c)        Service Request Form for Home Office. (6)

(10)(d) Service Request Form for Springfield Service Center (filed herewith).

Other Exhibits

2(a)           Opinion and Consent of Steven A. Glover, Senior Counsel. (6)

2(b)           Opinion and Consent of AGL's actuary. (6)

3              Not applicable.

4              Not applicable.

5              Financial Data Schedule. (Not applicable.)

6              Consent of Independent Auditors. (Filed herewith)

7              Powers of Attorney (10)

27 Financial Data Schedule. (Inapplicable, because no financial statements of the Separate Account are being filed herewith)

/1/ Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R on December 18, 1997.

/2/ Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 33-43390) of Separate Account D of AGL on October 16, 1991.

/3/ Incorporated herein by reference to the filing of Post-Effective Amendment No. 1 of the Form N-4 Registration Statement (File No. 33-43390) of Separate Account D of AGL on April 30, 1992.

/4/ Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D on January 15, 1999.

/5/ Incorporated by reference to the filing of Pre-Effective Amendment No. 3 of the Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R on August 19, 1998.

/6/ Incorporated by reference to the filing of Pre-Effective Amendment No. 1 of the Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R on March 23, 1998.

/7/ Incorporated by reference to the filing of Pre-Effective Amendment No. 23 to the Form N-4 Registration Statement of American General Life Insurance Company's Separate Account A (File No. 33-44745) on April 24, 1998.

/8/ Incorporated by reference to the filing of the Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D on March 18, 1999.

/9/ Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Form N-4 Registration Statement (File No. 33-43390) filed on April 30, 1997.

/10/ Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Form S-6 Registration Statement (File No. 333-42567) filed on February 22, 1999.